     As filed with the Securities and Exchange Commission on April 25, 1997
                                File No. 33-60967

                       SECURITIES AND EXCHANGE COMMISSION
                       ----------------------------------
                             Washington, D.C. 20549

                         POST-EFFECTIVE AMENDMENT NO. 1
                                       TO
                                    FORM S-6

                FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933
        OF SECURITIES OF UNIT INVESTMENT TRUSTS REGISTERED ON FORM N-8B-2

                  CG VARIABLE LIFE INSURANCE SEPARATE ACCOUNT A
                  ---------------------------------------------
                           (Exact Name of Registrant)

                   CONNECTICUT GENERAL LIFE INSURANCE COMPANY
                   ------------------------------------------
                               (Name of Depositor)

              900 Cottage Grove Road, Bloomfield, Connecticut 06152
              -----------------------------------------------------
                                 (203) 726-6000
                                 --------------
    (Address and Telephone Number of Depositor's Principal Executive Offices)

Jerold H. Rosenblum, Esquire                               Copy to:
Connecticut General Life Insurance Company      Michael James, Esquire
Two Liberty Place                               Two Liberty Place
47th Floor                                      47th Floor
Philadelphia, PA 19192-2475                     Philadelphia, PA 19192-2475
(Name and Address of Agent for Service)
                                                Michael Berenson, Esquire
                                                Suite 400 East
                                                1025 Thomas Jefferson St., N.W.
                                                Washington, D.C.  20007-0805

            Approximate date of proposed public offering: Continuous

INDEFINITE NUMBER OF UNITS OF INTEREST IN VARIABLE LIFE INSURANCE CONTRACTS
                (Title and Amount of Securities Being Registered)

An indefinite amount of the securities being offered by the Registration Statement is being registered pursuant to Rule 24f-2 under the Investment Company Act of 1940. The initial registration fee of $500 has been paid with this declaration.

The registrant amends this Registration Statement of such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the registration statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a)may determine.

It is proposed that this filing will become effective:

           immediately upon filing pursuant to paragraph (b) of Rule 485
----------
           on _______, pursuant to paragraph (b) of Rule 485
----------
           60 days after filing pursuant to paragraph (a) of Rule 485
----------
    X       on May 1. 1997, pursuant to paragraph (a) of Rule 485
----------

CONNECTICUT GENERAL
LIFE INSURANCE COMPANY
CG VARIABLE LIFE INSURANCE
SEPARATE ACCOUNT A                    MAILING ADDRESS:
                                      CIGNA
HOME OFFICE LOCATION:                 LEHIGH VALLEY CORPORATE CENTER
900 COTTAGE GROVE ROAD                1455 VALLEY CENTER PARKWAY
HARTFORD, CT   06152                  BETHLEHEM, PA   18017
                                      (800) 225-0646

--------------------------------------------------------------------------------

         THE GROUP VARIABLE UNIVERSAL LIFE INSURANCE POLICY

--------------------------------------------------------------------------------

This prospectus describes a group variable universal life insurance contract ("Policy") offered by Connecticut General Life Insurance Company ("the Company"). The Policy is a group master contract entered into between a Group Policyholder (an employer or a union) and the Company. Certain Employees (employees or union members) as agreed upon between the Group Policyholder and the Company, may become insured under the Policy. Employees who become insured under the Policy will receive a Certificate of Insurance ("Certificate") describing their rights under the Policy. Employees may obtain life insurance coverage for their spouses and dependent children as well.

This Policy is intended to provide life insurance benefits. It provides for a death benefit, flexible premium payments, a choice of underlying funding options for the accumulation of cash value, and a choice of additional benefit options. Its cash value will, and the death benefit may, vary with the investment performance of the underlying funding options selected. Certificate Cash Values may be used to continue the Certificate in force, may be borrowed within certain limits, and may be fully or partially surrendered. No sales loads are charged under this Policy.


The Company offers seven variable funding vehicles ("Funds") under the Policy through the Separate Account:

         o         CIGNA  VP Money Market Fund
         o         Fidelity VIP II Investment Grade Bond Portfolio
         o         Fidelity VIP II Asset Manager Portfolio
         o         CIGNA  VP S&P 500 Index Fund
         o         Fidelity VIP Equity-Income Portfolio
         o         American Century VP Capital Appreciation
         o         Fidelity VIP Overseas Portfolio

Each Fund is a portfolio of a diversified open-end management investment company (commonly called a mutual fund) and each Fund has a different investment objective.


The fixed interest option offered under the Policy is the Fixed Account. Amounts held in the Fixed Account are guaranteed and will earn a minimum interest rate of 4% per year. Unless specifically mentioned, this prospectus only describes the variable investment options.

It may not be advantageous to replace existing insurance or supplement an existing variable universal life insurance policy with coverage under the Policy. This entire prospectus, and those of the Funds, should be read carefully to understand the Policy being offered.

THIS PROSPECTUS IS VALID ONLY WHEN ACCOMPANIED BY THE CURRENT
PROSPECTUSES OF THE MUTUAL FUNDS AVAILABLE AS FUNDING OPTIONS FOR THE POLICIES OFFERED BY THIS PROSPECTUS. ALL PROSPECTUSES SHOULD BE RETAINED FOR FUTURE REFERENCE.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE COMMISSION PASSED UPON THE
ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER OF, OR SOLICITATION OF AN OFFER TO ACQUIRE, ANY INTEREST OR PARTICIPATION IN THE GROUP VARIABLE UNIVERSAL LIFE INSURANCE POLICIES OFFERED BY THIS PROSPECTUS IN ANY JURISDICTION TO ANYONE TO WHOM IT IS UNLAWFUL TO MAKE SUCH AN OFFER OR SOLICITATION IN SUCH JURISDICTION.



                          PROSPECTUS DATED: MAY 1, 1997

                                TABLE OF CONTENTS


Definitions............................................................................................. 5
Highlights...............................................................................................7
     Initial Choices.....................................................................................7
     Death Benefit Amount................................................................................8
     Amount of Premium Payment...........................................................................8
     Selection of Funding Vehicle(s).....................................................................8
     Charges and Fees....................................................................................8
The Company.............................................................................................10
The Separate Account and The Fund Accounts..............................................................10
The Funds...............................................................................................11
     Fund Annual Expenses...............................................................................13
     Investment Risk....................................................................................15
     Substitution or Elimination of Funds...............................................................15
     Fund Participation Agreements......................................................................15
Eligibility.............................................................................................15
Coverage Amounts........................................................................................16
     Amounts of Coverage Vehicles.......................................................................16
     Guaranteed Issue Amounts...........................................................................16
     Changes In Coverage Amounts........................................................................17
     Automatic Increase Feature.........................................................................17
Effective Dates.........................................................................................17
Right To Examine .......................................................................................18
Death Benefit...........................................................................................18
     Amount of Death Benefit............................................................................18
     Payment of Death Benefit...........................................................................18
Premium Payments........................................................................................20
     Premium Payments...................................................................................20
     Premium Increases..................................................................................20
     Allocation of Net Premium Payments.................................................................21
Certificate Values......................................................................................21
     Cash Value.........................................................................................21
     Variable Accumulation Unit Value...................................................................22
     Transfers..........................................................................................23
     Net Cash Value.....................................................................................23
Charges and Fees........................................................................................23
     Premium Load.......................................................................................23
     Monthly Deduction..................................................................................24
     Transaction Fee for Excess Transfers and Surrenders................................................31
     Mortality and Expense Risk Charge..................................................................31
Certificate Loans.......................................................................................32
Surrender, Lapse, and Reinstatement.....................................................................32
     Full Surrender.....................................................................................32
     Partial Surrender..................................................................................33
     Lapse of a Certificate.............................................................................33
     Reinstatement of a Lapsed Certificate..............................................................33

Termination, Continuation, and Conversion...............................................................33
     Policy Termination.................................................................................33
     Termination of Individual Coverage.................................................................33
     Continuation.......................................................................................34
     Conversion.........................................................................................34
Additional Coverage Riders..............................................................................35
     Accidental Death, Dismemberment, and Injury........................................................35
     Waiver of Cost of Life Insurance...................................................................35
     Paid-Up Insurance..................................................................................36
     Accelerated Payment Benefit........................................................................36
     Seat Belt Benefit..................................................................................37
Other Policy Provisions.................................................................................37
     Deferral of Payment................................................................................37
     Fixed Benefit Policy Exchange......................................................................37
     Certificate Owner..................................................................................38
     Beneficiary........................................................................................38
     Assignment.........................................................................................38
     Incontestability...................................................................................38
     Misstatement of Age................................................................................38
     Suicide............................................................................................39
State Variations........................................................................................39
Group Policyholder Elections............................................................................39
Telephone Transactions..................................................................................39
Non-Participating Policies..............................................................................39
Dollar Cost Averaging...................................................................................40
Tax Matters.............................................................................................41
     Taxation of Policy Benefits in General.............................................................41
     Diversification Requirements.......................................................................42
     Taxation of the Company............................................................................42
     Section 848 Charges................................................................................43
     Other Considerations...............................................................................43
Other Matters...........................................................................................43
     Voting Rights......................................................................................43
     Directors and Officers of the Company..............................................................44
     Distribution of Policies...........................................................................45
     Other Contracts Issued by the Company..............................................................46
     Right to Take Actions Regarding the Separate Account...............................................46
     State Regulation...................................................................................46
     Reports to Certificate Owners......................................................................46
     Advertisements.....................................................................................47
     Legal Proceedings..................................................................................47
     Experts............................................................................................47
     Registration Statement.............................................................................47
     Financial Statements...............................................................................48
     Illustrations......................................................................................73
Portfolio Prospectuses..................................................................................75

                                   DEFINITIONS

CASH VALUE: The sum of the Fixed Account Value, the Fund Account Values and the Loan Account Value.

CERTIFICATE: The document given to an Owner as evidence of that person's rights and obligations under the Policy.

CERTIFICATE EFFECTIVE DATE: The date on which the Certificate becomes effective, as shown in the Coverage Verification Pages.

CODE:  The Internal Revenue Code of 1986, as amended.


CORRIDOR DEATH BENEFIT: The Death Benefit calculated as a percentage of the Cash Value, rather than by reference to the Coverage, Amount to satisfy the Internal Revenue Service definition of life insurance.


COST OF INSURANCE: The portion of the Monthly Deduction attributable to the life insurance coverage, not including riders, supplemental benefits or monthly administrative fees.

COVERAGE AMOUNT: The amount of life insurance benefit selected by the Owner upon application and changed from time to time by the Owner as described in this prospectus.

CURRENT OUTSTANDING LOAN BALANCE: The Loan Balance plus all interest accrued but not yet paid.


CUSTOMER SERVICE CENTER: The office or representative of the Company to which correspondence should be sent, and any customer service requests made. The address is stated in the Coverage Verification Pages of the Certificate.

DEATH BENEFIT: The amount payable to the beneficiary upon the death of the Insured. The Death Benefit is reduced by any accelerated payment benefit made under the Certificate and any amounts due the Company under the Certificate.


FIXED ACCOUNT: The account under which principal is guaranteed and interest is credited at a rate of not less than 4% per year. Fixed Account assets are general assets of the Company held in the Company's General Account.

FIXED ACCOUNT VALUE: The portion of the Cash Value under a Certificate, other than the Loan Account Value, held in the Company's General Account.

FUND ACCOUNT: An Account under a Certificate, the value of which varies based on the net investment performance of a specific Fund, as described herein. Fund Account assets are held in the Separate Account and are not guaranteed.

FUND ACCOUNT VALUE: The Cash Value portion under a Certificate which is determined by multiplying the number of Variable Accumulation Units in the Fund Account by the current Variable Accumulation Unit Value.


FUND(S): One or more of CIGNA VP Money Market Fund, Fidelity VIP II Investment Grade Bond Portfolio, Fidelity VIP II Asset Manager Portfolio, CIGNA VP S&P 500 Index Fund, Fidelity VIP Equity-Income Portfolio, American Century VP Capital Appreciation and Fidelity VIP Overseas Portfolio.


GENERAL ACCOUNT: The Company's general asset account, in which, along with other assets of the Company, the assets supporting the non-variable portion of the Policy are held.

GRACE PERIOD: The period after the Certificate's Net Cash Value becomes insufficient to cover a due but unpaid Monthly Deduction during which the Owner may keep the Certificate in force by paying the required premium.

INSURED: The person whose life is insured in the Certificate.

LOAN ACCOUNT VALUE: A portion of the Cash Value equal to the sum of all unpaid Certificate loans, plus all unpaid interest added to the Loan Balance as provided for in the Policy, less repayments on loans, plus interest which accrues daily on the Loan Account.


LOAN BALANCE: The sum of all loans under the Certificate, less any loan repayments, plus all unpaid interest added to the Loan Balance as provided for in the Policy.


MONTHLY DEDUCTION: The monthly deduction made from the Net Cash Value; this deduction includes the cost of insurance, monthly administrative fees and charges for supplemental riders or benefits, if applicable.

NET CASH VALUE: The Cash Value less the Current Outstanding Loan Balance.


NET PREMIUM PAYMENT: The portion of a premium payment, after deduction of the premium load for taxes, allocated to the Fixed Account and the Fund Accounts.


OWNER: The Owner of a Certificate under a Policy on the Certificate Effective Date will be the person designated as Owner in the Coverage Verification Pages. If no person is designated as Owner, the Insured will be the Owner.

POLICY: The group life insurance contract described in the prospectus, under which flexible premium payments are permitted and the death benefit and contract values may vary with the investment performance of the funding option(s) selected.

POLICY ANNIVERSARY DATE: The Policy Anniversary Date stated in the Coverage Verification Pages of the Certificate.


POLICY YEAR: Each 12-month period, beginning on the Policy Anniversary Date, during which the Policy is in effect.

RELATED FUND: The Fund whose investment performance is the basis for determining the investment performance of a specific Fund Account.

SEPARATE ACCOUNT: CG Variable Life Insurance Separate Account A. Separate Account assets are kept separate from the general assets of the Company and are not, except to the extent that they exceed Separate Account liabilities, chargeable with the general liabilities of the Company.

VALUATION DAY: Every day on which Variable Accumulation Units are valued; any day on which the New York Stock Exchange is open, except any day on which trading on the Exchange is restricted, or on which an emergency exists, as determined by the Securities and Exchange Commission, so that valuation or disposal of securities is not practicable.

Valuation Period: The period consisting of one or more days, from one Valuation Time to the next succeeding Valuation Time.

Valuation Time: The time of the close of the New York Stock Exchange (currently 4:00 p.m. New York time) on a Valuation Day. All actions which are to be performed on a Valuation Day will be performed as of the Valuation Time.

VARIABLE ACCUMULATION UNIT: A unit of measure used to calculate the value of a Fund Account.


                                   HIGHLIGHTS


The Policy is a group variable universal life insurance policy. The Policy will be sold to Group Policyholders (employers and unions) to make available life insurance coverage for their Employees (employees of the employer or members of the union). Employees who purchase coverage on their own lives will receive a Certificate of Insurance under the Policy. Depending upon the plan being offered, employees may also be able to purchase a Certificate of Insurance under the Policy on the lives of their spouses, or term insurance on the lives of their spouses. Term life insurance coverage on the lives of the dependent children of the Employee may be added as an additional benefit to the Certificate of Insurance on the Employee or the Certificate of Insurance on the spouse (but not both).


Each Certificate may accumulate Cash Value on a fixed or a variable basis or on a combination of fixed and variable bases. (See Eligibility Section)


The Policy's provisions may vary from state to state as required by state law and the insurance provisions may vary from policy to policy depending upon the insurance features selected by the group policyholder.


INITIAL CHOICES TO BE MADE

When purchasing a Certificate under a Policy, the Owner makes three important choices:

1)   Selecting the initial Coverage Amount;

2)   Selecting the amount of premium payments to make; and

3) Selecting how Net Premium Payments will be allocated among the available funding options.

(See Coverage Amount and Premium Payment Sections)

Death Benefit Amount


At the time of purchase, the Certificate Owner (also called the "Owner" in this prospectus) chooses the initial Coverage Amount. The Coverage Amount may be changed from time to time by the Owner. The Death Benefit will be the Coverage Amount plus the Net Cash Value less any amounts due the Company under the Certificate. The Death Benefit will be reduced by the amount of any Accelerated Payment Benefit made under the Policy. The amount payable will be determined as of the date of the Insured's death based on investment performance and any changes made by the Owner. (See Death Benefit Period)


Amount of Premium Payment


At the time of purchase, the Owner also chooses the amount of premium to be paid. The Owner may subsequently vary premium payments to some extent and still keep the Certificate in force. Premium reminder notices will be sent for premiums required to continue the Certificate in force. If the Certificate lapses it may be reinstated. (See Reinstatement of a Lapsed Certificate)


Selection of Funding Vehicle(s)


The Owner chooses how to allocate Net Premium Payments. Net Premium Payments may be allocated, in any combination, to one or more Fund Accounts, each of which varies in value based on the performance of a particular Fund, and to the Fixed Account. Allocations to any Fund Account or to the Fixed Account must be in 5% increments. (See Allocation of Net Premium Payments Section)

Fund Account Values are not guaranteed and will vary with the investment performance of the Related Fund.


CHARGES AND FEES

There is no sales load.


There is a premium load on all premium payments which will not exceed 5.00%. Currently, the premium load is 3.00%, which reflects charges to cover the expenses of state premium taxes and the additional federal income tax burden under Section 848 of the Code relating to the tax treatment of deferred acquisition costs.

State premium taxes vary from state to state and may be as low as 0.00% and as high as 3.00%.

The premium load comprising the combined charges for federal income taxes and state premium taxes will not exceed 5%. The Company reserves the right to waive the state premium tax portion of the premium load when it would apply to the value of a policy or certificate of life insurance underwritten by the Company or an affiliate which is accepted in exchange for a certificate of insurance under this group variable universal life insurance policy in a transaction under
Section 1035 of the Code.





Monthly deductions are made from the Cash Value for the cost of insurance and any additional benefits. Monthly deductions are also made from the Cash Value for administrative expenses. The administrative charge is comprised of two fixed dollar monthly fees. The first fixed dollar monthly fee, which will not exceed $5.00 per month, will be charged to each Certificate under the Policy. The second fixed dollar monthly fee, which will not exceed $3.00 per month, will be charged, in addition to the first fee, to Certificates which have accumulated Cash Value in any Fund Account. The second fixed dollar monthly fee will be waived for Certificates under which the Net Cash Value is greater than $10,000. In addition to the guaranteed maximum amounts for each of the two fixed dollar monthly fees comprising the monthly administrative fee, the sum of the two fixed dollar monthly fees actually charged at any time is guaranteed not to exceed $6.00.

Daily charges to the Fund Accounts are made for the mortality and expense risks. The mortality and expense risk charge may vary up to an annual rate of 0.90%. It is currently at the annual rate of 0.45%.


Investment results for each Fund Account are affected by each Fund's daily charge for management fees; these charges vary by Fund and are shown in the Fund Annual Expenses subsection of The Funds section of this prospectus.


A transaction fee of $25 is imposed for full surrenders, partial surrenders and for transfers in excess of 12 per Policy Year under a Certificate. The Company reserves the right to waive this fee in some circumstances.

Interest is charged on Certificate loans at an effective annual rate of 8%. Interest is credited to funds securing the loan at an effective annual rate of no less than 6%.


In certain instances, the Company may reduce and/or waive certain transaction fees and/or monthly administrative fees in the sale of Policies to certain groups.

Costs for sales, administration, and mortality generally vary with the size and stability of the group, among other factors.

The Company takes all these factors into account when reducing or waiving charges. To qualify for reduced or waived charges, a group or similar arrangement must meet certain requirements, including our requirements for size and ease of administration.

The Company will make any reductions or waivers according to its rules in effect when an application or enrollment form for a Policy is approved. The Company may change these rules from time to time. Any variation in the monthly administrative fees or transaction fees will reflect differences in costs or services and will not be unfairly discriminatory.

                                   THE COMPANY


The Company is a stock life insurance company incorporated in Connecticut in 1865. Its Home Office mailing address is Hartford, Connecticut 06152, Telephone
(860) 726-6000. It has obtained authorization to do business in fifty states, the District of Columbia and Puerto Rico. The Company issues group and individual life and health insurance policies and annuities. The Company has various affiliates or wholly-owned subsidiaries which are generally engaged in the insurance business. The Company is an indirect wholly-owned subsidiary of CIGNA Corporation, Philadelphia, Pennsylvania.


The Company markets the Policies through independent insurance brokers, general agents, and registered representatives of broker-dealers who are members of the National Association of Securities Dealers, Inc.

                   THE SEPARATE ACCOUNT AND THE FUND ACCOUNTS


Cash Value invested in the Fund Accounts of a Certificate under the Policy is held in the Separate Account. The Separate Account, CG Variable Life Insurance Separate Account A, was established pursuant to a May 22, 1995 resolution of the Board of Directors of the Company. Under Connecticut insurance law, the income, gains or losses of the Separate Account are credited without regard to the other income, gains or losses of the Company. The Company serves as the custodian of the assets of the Separate Account. These assets are held for the Policies. The Separate Account cannot be charged with liabilities of the Company other than Fund Account liabilities under the Policies or under other Policies whose variable values and benefits are supported by the Separate Account, except to the extent that the Separate Account assets exceed the reserves and other contract liabilities of the Separate Account.


All obligations arising under the Policies are general corporate liabilities of the Company. Separate Account assets are invested in shares of Funds.


Owners who allocate Net Premium Payments, or transfer funds from another account, into a Fund Account are credited with Variable Accumulation Units of the Fund Account valued at the current Variable Accumulation Unit Value for that Fund Account. Variable Accumulation Unit Values for a Fund Account vary each Valuation Day based on the investment performance of the Related Fund. Any and all distributions made by any Fund with respect to shares held by the Separate Account will be reinvested in additional shares of the Fund at net asset value.

Deductions, transfers, and surrenders from Fund Accounts will, in effect, be made by surrendering Variable Accumulation Units of the Fund Account at the then current Variable Accumulation Unit Value.


The Separate Account is registered with the Securities and Exchange Commission ("Commission") as a unit investment trust under the Investment Company Act of 1940 (the "Act"). Such registration does not involve supervision of the Separate Account or the Company's management of investment practices or policies by the Commission. The Company does not guarantee the Separate Account's investment performance or the performance of the Certificates' Fund Accounts.

The Company has other separate accounts registered as unit investment trusts with the Commission for the purpose of funding the Company's variable annuity contracts and other variable life insurance contracts.

                                    THE FUNDS

Each of the Fund Accounts under a Certificate is supported solely by the shares of one of the Funds available as funding vehicles under the Policies. Each of the Funds is a portfolio of a trust or a corporation which is registered as an open-end, diversified management investment company under the Act (an "Investment Company").

The Investment Companies and their investment advisers and distributors are:

Fidelity VIP Equity-Income Portfolio and Fidelity VIP Overseas Portfolio are portfolios of the Variable Insurance Products Fund; and Fidelity VIP II Asset Manager Portfolio and Fidelity VIP II Investment Grade Bond Portfolio are portfolios of the Variable Insurance Products Fund II.

Fidelity Management & Research Company, 82 Devonshire Street, Boston, Massachusetts, is the investment adviser to Variable Insurance Products Fund and Variable Insurance Products Fund II. These funds are distributed by Fidelity Distributors Corporation, 82 Devonshire Street, Boston, Massachusetts, 02103.


American Century VP Capital Appreciation is a portfolio of American Century Variable Portfolios, Inc.

American Century Investment Management, Inc., Twentieth Century Tower, 4500 Main Street, Kansas City, Missouri, 64111 is the investment adviser to American Century Variable Portfolios, Inc. which is distributed by American Century Variable Portfolios, Inc., 4500 Main Street, P.O. Box 419385, Kansas City, MO., 64141-6385.

CIGNA VP S&P 500 Index Fund and CIGNA VP Money Market Fund are portfolios of CIGNA Variable Products Group.


CIGNA Investments, Inc., 900 Cottage Grove Road, Bloomfield, Connecticut, 06152, is the investment adviser to CIGNA Variable Products Group, which is distributed by CIGNA Financial Advisors, Inc., 900 Cottage Grove Road, Bloomfield, CT. 06152


The investment advisory fees charged the Funds by their advisers are shown in the Fund Annual Expenses portion of this section of this Prospectus.


There follows a brief description of the investment objective of each Fund. There can be no assurance that any of the stated investment objectives will be achieved.

CIGNA  VP MONEY MARKET FUND


The fund seeks to earn a high level of current income while maintaining a stable share price by investing in high-quality, short-term money market securities of different types. It stresses income, preservation of capital, and liquidity, and does not seek the higher yields or capital appreciation that more aggressive investments may provide. The fund's yield will vary from day to day and generally reflects current short-term interest rates and other market conditions.

FIDELITY VIP II INVESTMENT GRADE BOND PORTFOLIO

The fund seeks high current income by investing primarily in fixed-income obligations of all types. The fund invests at least 65% of its assets in investment-grade, fixed income securities such as bonds, notes and debentures, and maintains a dollar-weighted average maturity of ten years or less. Because the fund invests in fixed income securities, its share price is related to changes in interest rates. The fund may use various investment techniques to hedge the fund's risks, but there is no guarantee that these strategies will work as intended. With its focus on medium to high-quality investments and intermediate maturity, the fund has a moderate risk level and yield potential.

FIDELITY VIP II ASSET MANAGER PORTFOLIO


The fund seeks high total return with reduced risk over the long term. The fund seeks to achieve its investment objective by allocating its assets among stocks, bonds, short-term and money market instruments and other investments of U.S. and foreign issuers. The fund spreads its assets among all three asset classes moderating both its risk and return potential. Because the fund can invest in bonds and short-term instruments and money market instruments, its returns may not be as high as a fund that invests only in stocks.

CIGNA  VP S&P 500 Index Fund


The fund seeks to match the total return of the S&P 500 while keeping expenses low.

The S&P is made up of 500 common stocks, most of which trade on the New York Stock Exchange. The fund's composition may not always be identical to that of the S&P 500. Because the fund seeks to track, rather than exceed, the performance of the S&P 500, it is not managed in the same manner as other mutual funds. It should not be expected to achieve the potentially greater results that could be obtained by a fund that aggressively seeks growth.

"Standard & Poor's(R)", "S&P(R)", "S&P 500(R)", "Standard & Poor's 500", and "500" are trademarks of Standard & Poors Corporation and have been licensed for use by Connecticut General Life Insurance Corporation. The fund is not sponsored, endorsed, sold or promoted by S&P and S&P makes no representation regarding the advisability of investing in the Fund Account.

FIDELITY VIP EQUITY-INCOME PORTFOLIO

The fund seeks reasonable income by investing primarily in income-producing securities. It will normally have 65% of its assets invested in such securities. The balance will tend to be invested in debt obligations many of which are expected to be convertible into common stock. The fund seeks to achieve a yield that beats that of the S&P 500. The fund does have the flexibility to invest the balance in all types of securities, including bonds of varying quality. The fund is designed for those who want some income from equity and bond investments, but also want to be invested in the stock market for its long-term growth potential.


AMERICAN CENTURY VP CAPITAL APPRECIATION

The investment objective of American Century VP Capital Appreciation is capital growth. The fund will seek to achieve its investment objective by investing primarily in common stocks that are considered by management to have better-than-average prospects for appreciation. It may purchase securities only of companies that have a record of at least three years' continuous operation.


FIDELITY VIP OVERSEAS PORTFOLIO

The fund seeks long-term growth of capital by investing primarily in securities of issuers whose principal activities are outside of the U.S. The fund normally invests at least 65% of its total assets in securities of issuers from at least three different countries outside of North America. The fund expects to invest a majority of its assets in equity securities, but may also invest in debt securities of any quality. The fund may invest in the securities of any issuer, including companies and other business organizations, as well as governments and government agencies. It is important to note that investments in foreign securities involve risks in addition to those of U.S. investments. The performance of the fund depends upon currency values, the political and regulatory environment, and overall economic factors in the countries in which the fund invests.

FUND ANNUAL EXPENSES

(as a percentage of Fund average net assets)

The management fees for each Fund are based on a percentage of that Fund's assets under management. The fees below represent the amounts payable to the investment adviser of each of the Funds on an annual basis as of the date of this Prospectus, plus other expenses.


                                                                         Total
                                                     Mgmt.     Other     Annual
                                                     Fees     Expenses   Expenses
                                                     ----     --------   --------
CIGNA VP Money Market Fund(1)                         .35%      .15%       .50%
Fidelity VIP II Investment Grade Bond Portfolio       .45%      .13%       .58%
Fidelity VIP II Asset Manager Portfolio(2)            .64%      .10%       .74%
CIGNA VP S&P 500 Index Fund(1)                        .25%      .00%       .25%
Fidelity VIP Equity-Income Portfolio(2)               .51%      .07%       .58%
American Century VP Capital Appreciation             1.00%      .00%      1.00%
Fidelity VIP Overseas Portfolio(2)                    .76%      .17%       .93%

--------

     (1)The Investment Advisor for CIGNA Money Market Fund and CIGNA S&P 500 Index Fund has voluntarily agreed to limit total annual expenses to 0.50% and 0.25% of average net assets, respectively.

These agreements are voluntary and may end at any time; however, the Investment Advisor for the funds has committed to maintain these caps on expenses until May 1, 1998.

The expenses shown here include a cap on other expenses for CIGNA VP Money Market Fund of 0.15% and for CIGNA VP S&P 500 Index Fund of 0.0%. Without these caps, total annual expenses are estimated to be 0.153% for CIGNA VP Money Market Fund, based on results from the inception of the fund on March 1, 1996 through December 31, 1996, and are 0.64% for CIGNA VP S&P 500 Index Fund for the year ended December 31, 1996. The "but for" numbers are not current.

     (2)A portion of the brokerage commissions that certain Fidelity funds pay was used to reduce fund expenses. In addition, certain funds have entered into arrangements with their custodian and transfer agent whereby interest earned on uninvested cash balances was used to reduce custodian and transfer agent expenses. Including these reductions, the total operating expenses presented in the table would have been 0.56% for Fidelity VIP Equity-Income Portfolio, 0.92% for Fidelity VIP Overseas Portfolio, and 0.73% for Fidelity VIP II Asset Manager Portfolio.

The purpose of the above Table is to assist the Certificate Owner in understanding the various Fund costs and expenses that a Certificate Owner will incur, directly or indirectly. For additional information, see other subsections of The Funds section in this prospectus and the discussion in each Fund's prospectus.


INVESTMENT RISK


There is no assurance that the investment objective of any of the Funds will be met. A Certificate Owner bears the complete investment risk for those portions of his Cash Value allocated to a Fund Account. Each of the Fund Accounts involves inherent investment risk, and such risk varies significantly among the Fund Accounts. Certificate Owners should read each Fund's prospectus carefully and understand the Fund Accounts' relative degrees of risk before making or changing investment choices. Additional Funds may, from time to time, be made available as underlying investments for the Policies. However, the right to make such selections will be limited by the terms and conditions imposed on such transactions by the Company.

All of the funds, except CIGNA VP Money Market Fund and CIGNA VP S&P 500 Index Fund may invest a portion of their funds in lower-quality debt securities. These lower-quality debt securities (sometimes called "junk bonds") are often considered to be speculative and involve greater risk of default or price changes due to changes in interest rates, economic conditions, and the issuer's creditworthiness.


As a result, their market prices tend to fluctuate more than higher-quality securities. Lower-quality securities are those rated lower than Baa by Moody's Investors Service, Inc., or lower than BBB by Standard & Poor's Corporation. Certain of the portfolios offered as underlying funds may invest in such lower-quality debt securities. See the prospectus for each portfolio for a further discussion of the risks and for additional information regarding the portfolio's investment policies and restrictions.

SUBSTITUTION OR ELIMINATION OF FUNDS

If the shares of any Fund should no longer be available for investment by the Separate Account or if, in the judgment of the Company, further investment in such shares should become inappropriate for the Policies or the Separate Account, the Company may substitute shares of another Fund or eliminate such Fund from the Separate Account. No substitution or elimination of securities supporting any Fund Account may take place without prior approval of the Commission and under such requirements as it may impose and notification to Group Policyholders and Owners.

FUND PARTICIPATION AGREEMENTS

The Company has entered into agreements with the various Investment Companies and their advisers or distributors through which the Company makes the Funds available under the Policies and performs certain administrative services. In some cases, the advisers or distributors may compensate the Company for such services.

                                   ELIGIBILITY

The Policies will be sold to Group Policyholders (employers and unions) who wish to make variable universal life insurance coverage available to all or a portion of their Employees (employees of employers and members of unions) and retirees, and their families. Employees may apply for coverage under the Policy within policy limits and subject to certain requirements or provide evidence of good health acceptable to the Company.


Depending upon the coverage selected by the group Policyholder, several different possible family coverage and continuation provisions may be available. Employees may be able to apply for variable universal life insurance coverage on their spouses or term life coverage on their spouses. Employees may be able to purchase term life insurance coverage on their children. Employees may be able to continue their coverage upon retirement, leave of absence, and/or termination of employment. Spouses may be able to continue coverage upon divorce, or death of the Employee.


No policy or certificates will be issued unless a minimum number or percentage of Employees eligible applies for coverage under the policy. These minimums will be determined by the Company, based on group characteristics in advance of offering to the Employees. No certificate of insurance under the policy will be issued to an Employee, spouse, or dependent for whom this policy appears to be an unsuitable investment.

                                COVERAGE AMOUNTS

AMOUNTS OF COVERAGE

Coverage Amounts for Employees will be in multiples of the Employee's annual compensation and will be selected by the Employee at the time of enrollment. The minimum Coverage Amount for Insured Employees is $10,000. The minimum Coverage Amount for spouses is $10,000 or such lesser amount as may be required by state law. The maximum Coverage Amount will be agreed upon by the Group Policyholder and the Company but shall not be more than the lesser of ten times annual compensation or a fixed dollar maximum.


Coverage for spouses will be in a limited number of selections up to the lesser of $100,000 or three times the Employee's annual compensation. The maximum coverage for spouses will be less where required by state law.


Maximum Coverage Amounts are subject to limitation by state law and may vary from state to state.

GUARANTEED ISSUE AMOUNTS


Employees will be able to purchase insurance on themselves and their spouses in amounts up to a guaranteed issue amount without providing evidence of good health acceptable to the Company. The guaranteed issue amount will be agreed upon between the Group Policyholder and the Company before coverage under the Policy is offered to Employees. Employees and their spouses will be required to provide evidence of good health acceptable to the Company for amounts of insurance in excess of the guaranteed issue amount, for any increases in coverage, or if they enroll more than 31 days after becoming eligible.

CHANGES IN COVERAGE AMOUNTS

Changes in the Coverage Amount of a Certificate can be made by submitting a written request to the Customer Service Center in a form satisfactory to the Company.

Increases in an Employee's Coverage Amount may be applied for based on an increase in the Employee's annual compensation or a higher multiple of the Employee's compensation. Increases in the Coverage Amount for a spouse or child may be applied for at any time.

Changes in the Coverage Amount are subject to the following conditions:

o Satisfactory evidence of good health acceptable to the Company and a supplemental application will be required for an increase in the Coverage Amount.

o No decrease may reduce the Coverage Amount to less than $10,000 (for spouses, such lesser amount as may be required by state law).

o No decrease may reduce the Coverage Amount below the minimum required to maintain the Policy's or the Certificate's status under the Code as a life insurance contract.


o If the Automatic Increase Feature is available on the Policy and the Employee has elected it, the Coverage Amount for an Insured Employee will be increased on the Policy Anniversary Date to maintain his elected multiple of annual compensation. The amount of the increase may be limited to an amount predetermined by the group policyholder. Evidence of good health acceptable to the Company will not be required for increases in Coverage Amount through the Automatic Increase Feature.

o If the Life Status Change feature is available on the Policy, the coverage amount for an Insured Employee can be increased by one times the employee's annual compensation within 31 days of a qualifying Life Status Change event. Evidence of good health acceptable to the Company will not be required for this increase in coverage.


AUTOMATIC INCREASE FEATURE

If the Group Policyholder has elected to have this feature offered on the Policy, and the Employee has elected this feature, the Employee's Coverage Amount will be increased on each Policy Anniversary Date in order to maintain his elected multiple of annual compensation. Evidence of good health acceptable to the Company will not be required for this increase in Coverage Amount. The amount of the increase may be subject to a dollar and/or percentage limit. This feature will terminate if the Owner otherwise increases or decreases the Coverage Amount to an amount which is not a whole multiple of the Employee's Annual Compensation.

                                 EFFECTIVE DATES


Coverage, for applicants who apply within 31 days of becoming eligible, up to the guaranteed issue amount, will become effective either when the applicant becomes eligible or when the completed application is received. For applicants who apply later, and for amounts in excess of the guaranteed issue amount, coverage will become effective when the Company agrees in writing to insure the applicant.

For Employees not in active service, the effective date of coverage will be delayed until the return to active service. For spouses who are disabled or for spouses and children who are hospitalized or confined at home under medical care, the effective date of coverage will be delayed until all such conditions have ended. If the conditions delaying the effective date are not resolved within 90 days of the original application date, a new application and new evidence of good health acceptable to the Company will be required.

                                RIGHT TO EXAMINE

A Certificate may be returned for cancellation and a full refund of premium within 30 days after the Certificate is received, unless otherwise stipulated by state law requirements. Any premium payment made prior to the expiration of the 30-day Right-to-Examine period will be held in the Fixed Account and not allocated to the Separate Account even if the Certificate Owner may have so directed until three business days following the expiration of the Right-to-Examine period. If the Certificate is returned for cancellation in a timely fashion, the refund of premiums paid, without interest, will usually occur within seven days of notice of cancellation, although a refund of premiums paid by check may be delayed until the check clears the bank upon which it is drawn. Any refund will be reduced by partial surrenders or loans plus interest accrued.

                                  DEATH BENEFIT

AMOUNT OF DEATH BENEFIT


The Death Benefit will be the greater of the Coverage Amount, plus the Net Cash Value, or the Corridor Death Benefits. The Death Benefit varies, increasing or decreasing over time, depending on the amount of premium paid and the investment performance of the Fund Accounts and the Fixed Account. The Death Benefit will be reduced by any amount paid under the Accelerated Payment Benefit Rider.


PAYMENT OF DEATH BENEFIT

The Death Benefit under the Certificate will be paid in a lump sum within seven days after receipt at the Customer Service Center of due proof of the Insured's death (a certified copy of the death certificate) plus such other documentation as the Company may require as proof of a covered claim under the Certificate. Payment of the Death Benefit may be delayed if the Certificate is being contested.

The Death Benefit under the Certificate at any time must be at least the following "Corridor Percentage" of the Cash Value based on the Insured's attained age:

     INSURED'S             CORRIDOR                  INSURED'S                CORRIDOR
   ATTAINED AGE           PERCENTAGE               ATTAINED AGE              PERCENTAGE
   ------------           ----------               ------------              ----------
       0-40                  250%                      70                        115%
        41                   243                       71                        113
        42                   236                       72                        111
        43                   229                       73                        109
        44                   222                       74                        107
        45                   215                       75                        105
        46                   209                       76                        105
        47                   203                       77                        105
        48                   197                       78                        105
        49                   191                       79                        105
        50                   185                       80                        105
        51                   178                       81                        105
        52                   171                       82                        105
        53                   164                       83                        105
        54                   157                       84                        105
        55                   150                       85                        105
        56                   146                       86                        105
        57                   142                       87                        105
        58                   138                       88                        105
        59                   134                       89                        105
        60                   130                       90                        105
        61                   128                       91                        104
        62                   126                       92                        103
        63                   124                       93                        102
        64                   122                       94                        101
        65                   120                       95                        100
        66                   119                       96                        100
        67                   118                       97                        100
        68                   117                       98                        100
        69                   116                       99                        100


The Company may refuse to accept additional premiums, increase the Coverage Amount or require the Owner to request a partial surrender of cash value to assure that this corridor requirement is met. Evidence of good health acceptable to the Company may be required for any increases in coverage to accommodate the corridor requirement.

                                PREMIUM PAYMENTS

PREMIUM PAYMENTS


The Certificates provide for flexible premium payments. Premium payments are payable at the frequency and in the amount selected by the Certificate Owner. The initial premium payment is due on the Certificate Effective Date. Premiums may be paid on a lump-sum basis or on a periodic basis (for Insured Employees, periodic premium payments are ordinarily made through payroll deduction; for other Eligible Classes, periodic billing may be available). The minimum payment required is the amount necessary to maintain a positive Net Cash Value. After the initial premium payment, each subsequent lump-sum premium payment must be at least $25. The Company reserves the right to decline a premium payment as specified in other sections of the prospectus.

All premium payments, whether periodic or on a lump-sum basis, will be deemed received when actually received by the Company at its Customer Service Center; or, if such premium payment is made by payroll deduction, such premium payment will be deemed received when the Company has confirmed receipt of a wire transfer into a bank account maintained by the Company for receipt of premium from Group Policyholders under these Policies. Such a wire transfer must be preceded, by 2 business days, by a reconciliation statement identifying the Group Policyholder, the Certificate number, the Owner and the amount of premium received for each Certificate. Remittance of premium payments through the payroll deduction mechanism often requires significant processing time for collection and reconciliation of individual premium payments and to coordinate varying payroll cycles with monthly premium due dates. Premium payments are not deemed received, and cannot be credited to Certificates, until the above reconciliation and receipt requirements are met.

The Certificate Owner may elect to change the frequency or amount of premium payments.

Payment of periodic premium or lump-sum premium in any amount will not guarantee that the Certificate will remain in force. Conversely, failure to pay periodic premium or lump-sum premium will not necessarily cause a Certificate to lapse. A Certificate will not lapse as long as the Net Cash Value is adequate to cover the next monthly deduction.


PREMIUM INCREASES


At any time, the Owner may increase periodic premium payment amounts or make lump-sum premium payments, but:


o Evidence of good health acceptable to the Company may be required if the additional premium or the new periodic premium payment would require the Company to increase the Coverage Amount. If satisfactory evidence of good health is requested and not provided, the increase in premium will be refunded without interest and without participation of such amounts in any Fund Account.


o In no event may the total of all premium payments exceed the then-current maximum premium limitations established by federal tax law for a Certificate to qualify as a life insurance contract. If, at any time, a premium payment would result in total premiums exceeding such maximum premium limitation, the Company will not accept that premium payment. The premium payment will be returned or applied as otherwise agreed and no further premium payments will be accepted until allowed by the then-current maximum premium limitations prescribed by law.

o If there is any Current Outstanding Loan Balance, any lump-sum premium payments will be used first as a loan repayment with any excess applied as an additional Net Premium Payment unless otherwise agreed between the Owner and the Company.


ALLOCATION OF NET PREMIUM PAYMENTS


At the time of purchase of the Certificate, the Owner decides how to allocate Net Premium Payments among the Fund Accounts and the Fixed Account. Allocation to any one Fund Account or to the Fixed Account must be in increments of 5% of the Net Premium Payment. The portion of any Net Premium Payment allocated to a Fund Account will be used to purchase Variable Accumulation Units of that Fund Account.


The number of Variable Accumulation Units credited to the Fund Account for any single purchase is determined by dividing the amount of the Net Premium Payment being allocated to that Fund Account by the value of the Variable Accumulation Unit for that Fund Account.


During the Right-to-Examine period, any Net Premium Payment will be allocated to the Fixed Account, and interest will be credited from the later of Certificate Effective Date or the date the Net Premium Payment was received. The Company will allocate the Net Premium Payments received during the Right to Examine Period directly to the Fund Account(s) selected by the Owner within three days after expiration of the Right-to-Examine period.


Unless the Company is directed otherwise by the Certificate Owner, subsequent Net Premium Payments will be allocated on the same basis as the most recent Net Premium Payment. Such allocation will occur as of the Valuation Day during which the payment is received.

The allocation for future premium payments may be changed at any time free of charge. Any new allocation will be applied to premium payments beginning no later than one week after the Company receives the notice of the new allocation. Any new allocation must allocate to any single Fund Account or the Fixed Account in increments of 5% of the Net Premium Payment.


                               CERTIFICATE VALUES

CASH VALUE

The Cash Value of the Certificate is the sum of the Fixed Account Value, the Fund Account Values, and the Loan Account Value.

The Loan Account Value is described under the Certificate Loan Provisions section of this prospectus.

The Fixed Account Value is the sum of: a) the Fixed Account Value at the end of the preceding day, minus b) charges or fees charged to the Fixed Account and transfers and surrenders out of the Fixed Account during that day, plus c) interest on the difference between a and b, plus d) the sum of all transfers into the Fixed Account during that day and all net premium allocated to the Fixed Account during that day.

The Fund Account Value is the product of the number of Variable Accumulation Units in that Fund Account and the Variable Accumulation Unit Value for that Fund Account.


Variable Accumulation Units are added to a Fund Account when Net Premium Payments are allocated to the Fund Account or funds are transferred into the Fund Account from another Fund Account, the Fixed Account, or the Loan Account. Variable Accumulation Units are deducted from a Fund Account when funds are transferred out of the Fund Account to another Fund Account, the Fixed Account, or the Loan Account. Variable Accumulation Units are also deducted from the Fund Account when funds are transferred out of the Fund Account for surrender or partial surrender. Variable Accumulation Units will also be deducted from the Fund Account when funds are withdrawn from the Fund Account for the Monthly Deductions, transaction fees, or other charges which are charged to a Fund Account as provided for in the Policy.

The number of Variable Accumulation Units to be added to or deducted from a Fund Account is determined by dividing the dollar amount to be credited to or charged against the Fund Account by the Variable Accumulation Unit Value of a Variable Accumulation Unit for that Fund Account during the Valuation Period in which the credit or charge will occur.


The Variable Accumulation Unit Value for a Fund Account is maintained by the Company and changes from Valuation Period to Valuation Period based on the investment performance of the Related Fund, the mortality and expense risk charge, and any charges to the Fund Account for taxes resulting from the operation of the Separate Accounts. (See Variable Accumulation Unit Value below.)


The Fixed Account Value is guaranteed; but there is no assurance that the sum of the Fund Account Values of the Certificate will equal or exceed the Net Premium Payments allocated to the Fund Accounts.

Each Certificate Owner will be advised at least annually as to the number of Variable Accumulation Units which are credited to the Certificate, the current Variable Accumulation Unit Values, the Fund Account Values, the Fixed Account Value and the Loan Account Value. This information is available daily from the Customer Service Center.


VARIABLE ACCUMULATION UNIT VALUE


The value of a Variable Accumulation Unit for any Valuation Period is determined by multiplying the value of that Variable Accumulation Unit for the immediately preceding Valuation Period by the Net Investment Factor for the current period for the appropriate Fund Account. The Net Investment Factor is determined separately for each Fund Account by dividing (a) by (b) and subtracting (c) from the result, where (a) equals the net asset value per share of the Related Fund at the end of the Valuation Period plus the per share amount of any distribution declared by the Fund if the "ex-dividend" date is during the Valuation Period plus or minus the Fund Account's proportionate share of taxes or provisions for taxes, if any, attributable to the operation of the Separate Account during the Valuation Period; (b) equals the net asset value per share of the Related Fund at the beginning of that Valuation Period, and (c) is the daily charge for mortality and expense risk multiplied by the number of days in the Valuation Period.

TRANSFERS


While the Certificate is in force, values may, at any time, be transferred from one Fund Account to another, or from the Fund Accounts to the Fixed Account. Within the 30 days after each Policy Anniversary, the Owner may also transfer a portion of the Fixed Account Value to one or more Fund Accounts. The cumulative amount of any transfers from the Fixed Account within any such 30-day period cannot exceed 25% of the Fixed Account Value on that Policy Anniversary Date. The Company may further limit transfers from the Fixed Account at any time. Transfers will be effective as of the Valuation Day during which the request is received in good order at the Customer Service Center. Transfers may be subject to a maximum amount and to limitations imposed by the Funds.

Subject to the above restrictions, up to 12 transfers may be made in any Policy Year without charge.

Transfers may be made in writing (or by telephone if telephone transactions have been previously authorized in writing). To make a telephone transfer, the Certificate Owner must call the Customer Service Center and provide, as identification, his Certificate number, his Social Security number, and his personal identification number. A customer service representative will then, upon ascertaining that telephone transfers are authorized for that Certificate, take the transfer request, which will be processed as of the next close of business and confirmed within five business days. The Company disclaims all liability for losses resulting from unauthorized or fraudulent telephone transactions, but acknowledges that if it does not follow these procedures, which it believes to be reasonable, it may be liable for such losses.

Any transfers among the Fund Accounts or from a Fund Account to the Fixed Account will result in the crediting and cancellation of Variable Accumulation Units based on the Variable Accumulation Unit values next determined after a written request is received at the Customer Service Center. The Certificate Owner should carefully consider current market conditions and each Fund's investment policies and related risks before transferring money between the Fund Accounts. See the section of this Prospectus titled "The Funds," and the prospectuses of the Funds.


NET CASH VALUE

The Net Cash Value is the Cash Value of the Certificate minus the Current Outstanding Loan Balance.


                                CHARGES AND FEES

PREMIUM LOAD

A deduction of 3.0% of each premium will be made to cover the premium load. This load consists of

2.50% for state premium taxes and 0.50% for federal income taxes. The load may be changed from time to time but may not exceed 5%. There is no sales load.


State premium taxes vary from state to state and may be as low as 0.75% and as high as 3.00%. The 2.5% charge reflects an average state premium tax expense expected to be incurred for group variable life insurance policies offered in this Prospectus; although applicable state premium tax laws may assess a tax at a rate either higher or lower than the charge included in the premium load under the Policy. This charge may vary from time to time based on changes in state premium tax laws, which states' premium tax laws are applicable to the policy and the amounts of premium received in such states; however, the premium load comprising the combined charges for federal income taxes and state premium taxes will not exceed 5%. The Company reserves the right to waive the state premium tax portion of the premium load when it would apply to the value of a policy or certificate of life insurance underwritten by the Company or an affiliate which is accepted in exchange for a certificate of insurance under this group variable universal life insurance policy.




MONTHLY DEDUCTION

A Monthly Deduction is made from the Net Cash Value for administrative expenses. The monthly administrative fee will be comprised of two fixed dollar monthly fees.

The first fixed dollar monthly fee, which will not exceed $5.00 per month, will be charged to each Certificate. The second fixed dollar monthly fee, which will not exceed $3.00 per month, will be charged, in addition to the first, to Certificates which have accumulated Cash Value in any Fund Account. The second fixed dollar monthly fee will be waived for any Certificate whose Net Cash Value is greater than $10,000. In addition to the guaranteed maximum amounts for each of the two fixed dollar monthly fees comprising the monthly administrative fee, the sum of the two fixed dollar monthly fees actually charged at any time is guaranteed not to exceed $6.00.


This charge is for items such as premium billing and collection, Certificate value calculation, confirmations and periodic reports.

A Monthly Deduction is also made from the Net Cash Value for the Cost of Insurance and any charges for additional benefits or coverages. The Cost of Insurance is determined by multiplying the Coverage Amount by the applicable Cost of Insurance Rate as determined by the Company. The Cost of Insurance Rate depends on the attained age, type of benefit, size and type of group, gender mix of the group, expectations of participation, Eligible Class of Insured, smoker/non-smoker status, experience, federal and state taxes, rating classes, expectations of future mortality, whether premiums are paid directly to the Company or through payroll deduction, the Company's general costs for distribution and administration of the Policies, and the current Coverage Amount.

The Guaranteed Maximum Cost of Insurance Rates, per $10,000 of Coverage Amount, for standard risks are set forth in the following Table based on 150% of the 1980 Commissioners Standard Ordinary Male Mortality Tables, Age Last Birthday.

        Attained Age                      Monthly                    Attained Age                     Monthly
        Last Birthday                      Rate                      Last Birthday                     Rate
        -------------                      ----                      -------------                   ---------
             16                           $  1.99                         37                         $    3.11
             17                           $  2.15                         38                         $    3.35
             18                           $  2.27                         39                         $    3.63
             19                           $  2.35                         40                         $    3.94
             20                           $  2.37                         41                         $    4.28
             21                           $  2.37                         42                         $    4.64
             22                           $  2.35                         43                         $    5.04
             23                           $  2.30                         44                         $    5.47
             24                           $  2.25                         45                         $    5.92
             25                           $  2.19                         46                         $    6.41
             26                           $  2.15                         47                         $    6.93
             27                           $  2.14                         48                         $    7.48
             28                           $  2.12                         49                         $    8.10
             29                           $  2.15                         50                         $    8.78
             30                           $  2.19                         51                         $    9.57
             31                           $  2.25                         52                         $   10.45
             32                           $  2.34                         53                         $   11.46
             33                           $  2.44                         54                         $   12.58
             34                           $  2.56                         55                         $   13.78
             35                           $  2.71                         56                         $   15.06
             36                           $  2.90                         57                         $   16.42

The Guaranteed Maximum Cost of Insurance Rates, per $10,000 of Coverage Amount, for standard risks are set forth in the following Table based on 150% of the 1980 Commissioners Standard Ordinary Male Mortality Tables, Age Last Birthday. (Continued)

        Attained Age                      Monthly                    Attained Age                     Monthly
        Last Birthday                      Rate                      Last Birthday                     Rate
        -------------                      ----                      -------------                   ---------
             58                           $ 17.86                         79                         $  126.29
             59                           $ 19.44                         80                         $  138.01
             60                           $ 21.20                         81                         $  151.28
             61                           $ 23.20                         82                         $  166.45
             62                           $ 25.45                         83                         $  183.54
             63                           $ 27.98                         84                         $  202.21
             64                           $ 30.79                         85                         $  222.14
             65                           $ 33.82                         86                         $  243.05
             66                           $ 37.08                         87                         $  264.86
             67                           $ 40.53                         88                         $  287.59
             68                           $ 44.27                         89                         $  311.42
             69                           $ 48.41                         90                         $  336.81
             70                           $ 53.10                         91                         $  364.47
             71                           $ 58.48                         92                         $  395.85
             72                           $ 64.67                         93                         $  434.54
             73                           $ 71.72                         94                         $  488.72
             74                           $ 79.51                         95                         $  575.26
             75                           $ 87.89                         96                         $  732.95
             76                           $ 96.76                         97                         $1,061.50
             77                           $106.02                         98                         $1,508.68
             78                           $115.76                         99                         $1,508.68


If rates are provided on a Smoker/Non-Smoker basis, the following guaranteed rates will apply:

THE GUARANTEED MAXIMUM COST OF INSURANCE, PER $10,000 OF COVERAGE AMOUNT FOR STANDARD SMOKER RISKS ARE SET FORTH IN THE FOLLOWING TABLE BASED ON 150% OF THE 1980 COMMISSIONER STANDARD ORDINARY MALE SMOKER MORTALITY TABLE.

        Attained Age                      Monthly                    Attained Age                     Monthly
        Last Birthday                      Rate                      Last Birthday                     Rate
        -------------                      ----                      -------------                   ---------
             16                          $    2.35                        37                         $    3.81
             17                          $    2.56                        38                         $    4.13
             18                          $    2.71                        39                         $    4.50
             19                          $    2.81                        40                         $    4.94
             20                          $    2.89                        41                         $    5.43
             21                          $    2.91                        42                         $    5.95
             22                          $    2.89                        43                         $    6.54
             23                          $    2.82                        44                         $    7.16
             24                          $    2.76                        45                         $    7.86
             25                          $    2.67                        46                         $    8.56
             26                          $    2.60                        47                         $    9.33
             27                          $    2.56                        48                         $   10.14
             28                          $    2.55                        49                         $   11.03
             29                          $    2.57                        50                         $   12.02
             30                          $    2.62                        51                         $   13.12
             31                          $    2.70                        52                         $   14.36
             32                          $    2.80                        53                         $   15.77
             33                          $    2.94                        54                         $   17.30
             34                          $    3.09                        55                         $   18.92
             35                          $    3.29                        56                         $   20.63
             36                          $    3.51                        57                         $   22.39

THE GUARANTEED MAXIMUM COST OF INSURANCE, PER $10,000 OF COVERAGE AMOUNT FOR STANDARD SMOKER RISKS ARE SET FORTH IN THE FOLLOWING TABLE BASED ON 150% OF THE 1980 COMMISSIONER STANDARD ORDINARY MALE SMOKER MORTALITY TABLE.

        Attained Age                     Monthly                     Attained Age                    Monthly
        Last Birthday                      Rate                      Last Birthday                     Rate
        -------------                      ----                      -------------                   ---------
             58                          $   24.16                        79                         $  144.93
             59                          $   26.07                        80                         $  156.75
             60                          $   28.21                        81                         $  169.90
             61                          $   30.63                        82                         $  184.77
             62                          $   33.33                        83                         $  201.61
             63                          $   36.49                        84                         $  219.94
             64                          $   39.95                        85                         $  239.24
             65                          $   43.71                        86                         $  259.07
             66                          $   47.62                        87                         $  279.08
             67                          $   51.69                        88                         $  299.20
             68                          $   55.89                        89                         $  319.44
             69                          $   60.60                        90                         $  340.09
             70                          $   65.82                        91                         $  364.81
             71                          $   71.70                        92                         $  392.00
             72                          $   78.42                        93                         $  423.51
             73                          $   86.07                        94                         $  465.41
             74                          $   94.51                        95                         $  529.23
             75                          $  103.50                        96                         $  647.36
             76                          $  113.44                        97                         $  885.25
             77                          $  123.66                        98                         $ 1473.40
             78                          $  134.04                        99                         $ 1508.68

THE GUARANTEED MAXIMUM COST OF INSURANCE, PER $10,000 OF COVERAGE AMOUNT FOR STANDARD NONSMOKER RISKS ARE SET FORTH IN THE FOLLOWING TABLE BASED ON 150% OF THE 1980 COMMISSIONER STANDARD ORDINARY MALE NONSMOKER MORTALITY TABLE.


        Attained Age                      Monthly                    Attained Age                     Monthly
        Last Birthday                      Rate                      Last Birthday                     Rate
        -------------                      ----                      -------------                   ---------
             16                          $    1.80                        37                         $    2.35
             17                          $    1.92                        38                         $    2.50
             18                          $    2.01                        39                         $    2.67
             19                          $    2.07                        40                         $    2.86
             20                          $    2.10                        41                         $    3.09
             21                          $    2.09                        42                         $    3.31
             22                          $    2.06                        43                         $    3.58
             23                          $    2.01                        44                         $    3.85
             24                          $    1.96                        45                         $    4.15
             25                          $    1.90                        46                         $    4.49
             26                          $    1.85                        47                         $    4.87
             27                          $    1.82                        48                         $    5.26
             28                          $    1.80                        49                         $    5.68
             29                          $    1.80                        50                         $    6.15
             30                          $    1.80                        51                         $    6.70
             31                          $    1.84                        52                         $    7.33
             32                          $    1.87                        53                         $    8.08
             33                          $    1.94                        54                         $    8.93
             34                          $    2.01                        55                         $    9.90
             35                          $    2.10                        56                         $   10.98
             36                          $    2.21                        57                         $   12.16

THE GUARANTEED MAXIMUM COST OF INSURANCE, PER $10,000 OF COVERAGE AMOUNT FOR STANDARD NONSMOKER RISKS ARE SET FORTH IN THE FOLLOWING TABLE BASED ON 150% OF THE 1980 COMMISSIONER STANDARD ORDINARY MALE NONSMOKER MORTALITY TABLE.

        Attained Age                     Monthly                     Attained Age                    Monthly
        Last Birthday                      Rate                      Last Birthday                     Rate
        -------------                      ----                      -------------                   ---------
             58                          $   13.47                        79                         $  115.44
             59                          $   14.89                        80                         $  126.61
             60                          $   16.47                        81                         $  139.18
             61                          $   18.22                        82                         $  153.57
             62                          $   20.21                        83                         $  170.06
             63                          $   22.45                        84                         $  188.34
             64                          $   24.99                        85                         $  208.14
             65                          $   27.79                        86                         $  229.11
             66                          $   30.84                        87                         $  251.08
             67                          $   34.12                        88                         $  274.01
             68                          $   37.65                        89                         $  297.98
             69                          $   41.46                        90                         $  323.32
             70                          $   45.73                        91                         $  350.22
             71                          $   50.63                        92                         $  380.00
             72                          $   56.30                        93                         $  414.73
             73                          $   62.85                        94                         $  460.55
             74                          $   70.23                        95                         $  529.23
             75                          $   78.33                        96                         $  647.36
             76                          $   86.88                        97                         $  885.25
             77                          $   95.91                        98                         $1,473.40
             78                          $  105.34                        99                         $1,508.68

In certain instances, the Company may reduce or waive monthly administrative fees and/or certain transaction fees in the sale of Policies to certain groups. In addition, the Company may establish different cost of insurance and administrative fees for different Eligible Classes of Insureds under the Policy and for different groups insured under different Policies.


Costs for sales, administration, and mortality generally vary with the size and stability of the group and with Class of insured under the Policy among, other factors. The Company takes all these factors into account when establishing or reducing charges.

To qualify for reduced charges, a group or similar arrangement must meet certain requirements, including our requirements for size and ease of administration.

The Company will make any initial reductions or establish any differences in rates or administrative fees according to its rules in effect at the time and in accord with the terms of the Policy. The Company may change these rules from time to time. Any variation in the monthly administrative fees or transaction fees will reflect differences in costs or services and will not be unfairly discriminatory.

The Monthly Deductions are deducted from the Fixed Account and each Fund Account in the proportion that the value of such account bears to the sum of the Fixed Account Value and the Fund Account Values. For the Fund Accounts, deductions are accomplished by decreasing the number of Variable Accumulation Units in the Fund Account. The Monthly Deductions are due on the first day of each month.

TRANSACTION FEE FOR EXCESS TRANSFERS AND SURRENDERS

There will be a $25 transaction fee for each transfer between funding options in excess of 12 during any Policy Year. The Company reserves the right to waive this fee in some situations. Upon surrender of a Certificate, or a partial surrender, a transaction fee of $25 will be charged.

MORTALITY AND EXPENSE RISK CHARGE


For mortality and expense risks, a daily deduction, currently equivalent to 0.45% per year is made from amounts held in the Fund Accounts. This deduction may be changed by the Company from time to time, but is guaranteed not to exceed 0.90% per year.


The mortality risk the Company assumes is that the group of lives insured under the Policies may, on average, live for shorter periods of time than the Company estimated. The expense risk the Company assumes is that its costs of issuing and administering Policies may be more than the Company estimated.

If these charges are insufficient to cover actual costs and assumed risks, the loss will fall on the Company. Conversely, if the charge proves more than sufficient, any excess will be added to the Company's surplus and may be used for any proper purpose.

                                CERTIFICATE LOANS

If the Certificate is in force and has an accumulated Net Cash Value, the Company will, upon application, make a loan to the Owner of the Certificate using the Certificate's Cash Value as security for the loan. The minimum loan amount is $250. A Certificate loan requires that a loan agreement be executed and that the Certificate be assigned to the Company.


The loan may be for any amount up to 90% of the Net Cash Value at the time of the loan. Further, the Company will not make a loan which would require that the Loan Account Value be greater than 90% of the Cash Value. Interest will accrue on the Loan at an annual rate of 8% and will be due on the Policy Anniversary Date or upon surrender or upon termination of the Certificate. Interest not paid within 30 days of coming due will be added to the Loan Balance as of the date on which it became due. Funds equaling the change in the amount of the Loan Balance will, from time to time as the Loan Balance changes, be transferred from the Fund Accounts and the Fixed Account to the Loan Account. If Certificate values are held in more than one funding option, withdrawals from each funding option will be made proportionately from the values in each funding option at the time of the transfer, unless the Company is instructed otherwise in writing at the Customer Service Center.


In the event of surrender, lapse, death of the Insured, or any other event resulting in termination of the Certificate, the Loan Account Value will revert to the Company in repayment of the Current Outstanding Loan Balance. To the extent that the Current Outstanding Loan Balance exceeds the Loan Account Value, such excess will reduce the payment of any proceeds under the Certificate or the Cash Value.


The Company will credit interest on the Loan Account Value at a rate which will be not less than an effective annual rate of 6%.


Upon repayment of all or any portion of a loan, and corresponding reduction of the Loan Balance, funds in the Loan Account in an amount equal to the amount of the loan repayment will be transferred to the funding options according to current Net Premium Payment allocations.

A Certificate loan, whether or not repaid, will affect the proceeds payable upon the Insured's death and the Cash Value because the investment results of the Fund Accounts or the Fixed Account will apply only to the non-loaned portion of the Cash Value. The longer a loan is outstanding, the greater the effect is likely to be. Depending on the investment results of the Fund Accounts or the Fixed Account while the loan is outstanding, the effect could be favorable or unfavorable.


                       SURRENDER, LAPSE, AND REINSTATEMENT

FULL SURRENDER


A full surrender may be made at any time while the Certificate is in force. A transaction fee of $25 is charged. The Company will pay the Owner the Net Cash Value (less the transaction fee and any other amounts due the Company) next computed after receiving the Owner's written request at the Customer Service Center in a form satisfactory to the Company along with the return of the Certificate.

PARTIAL SURRENDER


A partial surrender may be made at any time by written request to the Customer Service Center while the Certificate is in force. A transaction fee of $25 is charged. The amount of a partial surrender may not exceed 90% of the Net Cash Value at the end of the Valuation Period in which the election would become effective, and may not be less than $250.


A partial surrender will reduce the Cash Value and the Death Benefit, but it will not reduce the Coverage Amount.

If, at the time of a partial surrender, the Net Cash Value is attributable to more than one funding option, the $25 transaction charge and the amount paid upon the surrender will be taken proportionately from the values in each funding option, unless the Certificate Owner and the Company agree otherwise.

LAPSE OF A CERTIFICATE

A lapse occurs if a Monthly Deduction due under the Certificate is greater than the Net Cash Value and no payment to cover the Monthly Deduction is made within the Grace Period. The Company will send the Owner a lapse notice at least 61 days before the Grace Period expires.

REINSTATEMENT OF A LAPSED CERTIFICATE


If the Certificate lapses, the Owner can apply, in writing, for reinstatement at any time prior to three years after the date of lapse. The Coverage Amount of the reinstated Certificate will be the same as the Coverage Amount of the Certificate at the time of lapse. To reinstate a Certificate, the Company will require evidence of good health acceptable to the Company (at the Owner's expense) and an amount sufficient to pay for the current Monthly Deduction plus one additional Monthly Deduction, plus interest accrued from the date of lapse.


Reinstatement will be effective on the date the Company approves the reinstatement and will be subject to new contestability and suicide periods.


                    TERMINATION, CONTINUATION, AND CONVERSION

POLICY TERMINATION

Either the Group Policyholder or the Company may terminate the Policy upon 60 days prior notice to the other party. Upon Policy termination, individual coverage will be affected as set forth below.

TERMINATION OF INDIVIDUAL COVERAGE


Coverage for an Insured under the Policy will terminate upon lapse or surrender of the Insured's Certificate, or upon the death of the Insured. Coverage for an Insured under the Policy will also terminate upon termination of the Policy or upon loss of eligibility of the Insured, unless the Policy expressly provides for continuation of the Insured's coverage.


Term insurance coverage for an insured dependent child or an insured spouse will terminate upon termination of the Certificate under which the child or spouse is covered, or upon the loss of eligibility of the child or spouse, or when the Certificate Owner terminates the child or spouse coverage, or upon the Child electing to purchase group variable universal life insurance under the Policy as provided for in the Policy, or upon the death of the child or spouse.


CONTINUATION


The circumstances in which the Employee or spouse may continue coverage after Policy termination or loss of eligibility will be determined by the Group Policyholder in advance of the Policy being issued. For loss of eligibility, the following options are available to the Group Policyholder. For Employees, the Group Policyholder may select continuation upon retirement, leave of absence, and termination of employment. For spouses, except spouses covered by term coverage, the Group Policyholder may select continuation upon termination of the Employee's employment, death of the Employee, and divorce of the spouse and the Employee. For Employees on leave of absence, the Group Policyholder may select continuation upon retirement, return to active service, or termination of employment.


For termination of the Policy, the Group Policyholder may elect to allow continuation if the Insured Employee or spouse is not eligible for coverage under a successor plan.


Child term coverage and spouse term coverage may continue if the Certificate upon which the term coverage was elected continues.


If continuation is not available to the Insured as described above, and the Insured has a Net Cash Value of $250 or greater, coverage under the Policy will continue for the Insured.

The monthly cost of insurance rates and the monthly administrative fee and its components may change upon the Insured's continuation of coverage under the Policy.

CONVERSION

If the Insured's coverage terminates because the insured is no longer a member of an Eligible Class under the Policy, and continuation is not provided for under the Policy, the insured may convert the amount of his insurance coverage which is terminating. If the Insured's coverage terminates because of Policy termination, and continuation is not provided for under the Policy, and if the Insured has been covered under the Policy for at least three years, the Insured may convert up to $10,000 of the life insurance coverage which is terminating.

Such conversions may be to any form of individual life insurance coverage then offered by the Company except that the coverage may not be term insurance and it may not contain disability or other supplemental benefits. Evidence of good health acceptable to the Company will not be required for such conversion. Such conversions must be applied for within 31 days of termination of coverage.

No conversion is available for lapsed or surrendered coverage or for coverage which the Insured becomes eligible to replace or continue under another Policy or a group life insurance policy which replaces the Policy within 30 days.


                           ADDITIONAL COVERAGE RIDERS


Each of the following optional benefit riders is available for Group Policyholder selection. Where indicated, the Employee will be able to choose whether or not he wishes to purchase the coverage provided by the rider. An additional cost of insurance will be charged as a part of the Monthly Deduction for each coverage rider which is in effect for the Certificate, except for the Waiver of Cost of Life Insurance Rider and the Seat Belt Rider, the cost of which will be included in the cost of life insurance if selected by the employer.


ACCIDENTAL DEATH, DISMEMBERMENT AND INJURY


The Group Policyholder may select one of three Accident Benefit Riders which provide additional benefits in the event of death or injury resulting from an accident within 90 days of the accident. If one of the three riders is selected by the Group Policyholder, the Employee may elect or decline to be covered for the benefit provided by the rider.


The first rider provides an additional death benefit equal to the Coverage
Amount.

The second rider provides, in addition to the benefit provided by the first rider, additional benefits if the insured suffers, as a result of accident, loss of a hand, loss of a foot, loss of the sight in one eye, loss of the thumb and index finger of the same hand, or any combination thereof.

The benefit for any covered loss under this rider is a percentage of the Coverage Amount under the Policy. The maximum amount that will be paid, in aggregate, for all losses under the rider, resulting from any one accident, is an amount equal to the Coverage Amount.

The third rider provides, in addition to the benefits provided under the second rider above, benefits if the insured suffers, as a result of accident, loss of speech, loss of hearing, quadriplegia, paraplegia, or hemiplegia. The benefit for any covered loss under this rider is a percentage of the Coverage Amount under the Policy. The maximum amount that will be paid, in aggregate, for all losses under this rider, resulting from any one accident, is an amount equal to the Coverage Amount.

WAIVER OF COST OF LIFE INSURANCE


If elected by the Group Policyholder, all Certificate Owners will be covered by this rider. Under this optional benefit rider, if the Insured Employee becomes totally disabled before age 60, the cost of life insurance coverage, the monthly administrative fee for the Employee's Certificate, and the cost of any child term coverage provided under the Employee's Certificate will be waived while the Employee remains continuously and totally disabled following a waiting period of 6 to 12 months. The waiting period will be agreed upon between the Group Policyholder and the Company before coverage under this Rider becomes effective. While the specifically identified charges are being waived under this rider, the Owner may continue to pay premiums which will accumulate as Cash Value subject to the terms and conditions of the Policy.

The Insured must submit proof of continuing Total Disability as reasonably required by the Company. The Coverage Amount may not be increased while the cost of insurance is being waived; and, the cost of insurance for spouse coverage, retiree coverage and any optional benefits or features is not waived under this rider. Child coverage may not be added after the disability has begun. Coverage under this rider terminates at age 65.

PAID-UP INSURANCE

If elected by the Group Policyholder, all Certificate Owners will be covered by this rider.

Under this optional benefit rider, the Owner may use all or any portion of his Net Cash Value to purchase a policy of Paid-Up insurance in an amount not to exceed the Coverage Amount in force for the Insured at the time of purchase. Such coverage is provided under a separate policy but the premium for such coverage shall be calculated by using the maximum cost of insurance for the Policy and the minimum interest rate guarantee for the Fixed Account. No evidence of good health will be required for such coverage. The Coverage Amount of the Owner's Certificate will be reduced by the amount of coverage purchased under the Paid-Up policy.


ACCELERATED PAYMENT BENEFIT


If elected by the Group Policyholder, this coverage is available to be elected or declined by the Certificate Owner. This coverage is available for insured employees, former employees, spouses, former spouses, retirees and leave of absence employees.

Under this rider, the Company will pay one of the three following types of benefit.

The three types of benefit are:

1. Terminal Illness Benefit. The Company will pay up to 60% of the Insured's Coverage Amount upon receipt of due proof, acceptable to the Company, that the Insured has a terminal illness. Such proof comprises a written diagnosis by two unaffiliated physicians stating that the Insured has less than 12 months to live, and supportive evidence satisfactory to the Company including but not limited to radiological, histological, and laboratory reports. Payment will be made in a lump sum.

2. Nursing Care and Custodial Care Facility Benefit. The Company will pay up to 60% of the Insured's Coverage Amount upon receipt of due proof, acceptable to the Company, that the Insured:

          o       has an Impairment, as determined by the Company;

          o is confined to a Nursing Care or Custodial Care Facility (registered as a bed patient on a 24 hour basis) due to the Impairment;

          o provides the Company with written certification from two unaffiliated Physicians that the Insured is expected to remain in the Nursing Care or Custodial Care Facility for the rest of his life; and

          o       has satisfied the deductible waiting period.


          The deductible waiting period is 90 consecutive days. Payment may be made on a lump-sum basis or on a periodic basis at 2% per month until thirty monthly payments have been made.

          Impairment is specifically defined in the rider and generally means the Insured is totally disabled and unable to function without human assistance or supervision.

3. Specified Disease Benefit. The Company will pay up to 60% of the Insured's Coverage Amount upon receipt of due proof, acceptable to the Company, that the Insured has a Specified Disease. Specified Disease means life threatening cancer, heart attack, renal failure, stroke, specified organ transplant, or acquired immune deficiency syndrome. Such diseases are further defined in the rider. Due proof comprises a written diagnosis and prognosis by a licensed physician certifying the existence of the disease, and supportive evidence satisfactory to the Company including but not limited to radiological, histological, or laboratory reports. Payment will be made in a lump sum.

The Owner may make a claim for only one of the three benefits described above.

Once a benefit has been paid under this rider for an Insured, no further benefits will be paid for that Insured under this rider. The Death Benefit for the Insured will be reduced by the amount paid under this rider for the Insured.


SEAT BELT BENEFIT


Under this optional benefit rider, the Company will pay an additional 10% of the Insured's Coverage Amount (up to a maximum of $10,000) if the Insured dies as a result of an accident while driving or riding in a private passenger car and properly wearing his seat belt. Proper use of the seat belt must be certified in the official accident report.


                             OTHER POLICY PROVISIONS

DEFERRAL OF PAYMENT


Payment of the surrendered amount from the Fund Accounts may be postponed when the New York Stock Exchange is closed and for such other periods as the Securities and Exchange Commission may require. Payment from the Fixed Account may be deferred up to six months at the Company's option. If the Company exercises its right to defer such payments from the Fixed Account interest will be added as required by law.


FIXED BENEFIT POLICY EXCHANGE

Where required by state law, the Owner may, within eighteen months of the Certificate Effective Date, exchange his Certificate for a Certificate of insurance under a group flexible premium life insurance policy issued by the Company ("Exchange Policy"). The date of issue and the age at issue of the Certificate under the Exchange Policy shall be the same as for the Certificate under the Policy. Additional coverage and riders elected by the Owner under the Policy will be provided on the Exchange Policy to the extent available. Premium rates will be those in effect under the Exchange Policy at the time of exchange for the class of eligible persons into which the Insured falls. Cash Values will be equitably adjusted under the Exchange Policy.

CERTIFICATE OWNER

While the Insured is living, all rights in this Certificate are vested in the Certificate Owner named in the application, or as subsequently changed, subject to assignment, if any.

If the Certificate Owner, other than the Insured, dies before the Insured, the Certificate Owner's rights in this Certificate belong to the Certificate Owner's estate.

BENEFICIARY

The Beneficiary(ies) shall be as named in the application, or as subsequently changed.

The Certificate Owner may name a new Beneficiary while the Insured is living. Any change must be in a written form satisfactory to the Company and recorded at the Customer Service Center. Once recorded, the change will be effective as of the date signed; however, the change will not affect any payment made or action taken by the Company before it was recorded.

If any Beneficiary predeceases the Insured, that Beneficiary's interest passes to any surviving Beneficiary(ies), unless otherwise provided. Multiple Beneficiaries will be paid in equal shares, unless otherwise provided. If no designated Beneficiary survives the Insured, or if no Beneficiary has been designated, the death proceeds shall be paid to the first surviving class of the Insured's spouse, the Insured's children, the Insured's parents or the Insured's siblings. If no member of any of the above classes survives the Insured, the proceeds will be paid to the Insured's estate.

ASSIGNMENT

While the Insured is living, the Certificate Owner may assign his rights in the Certificate. The assignment must be in writing in a form acceptable to the Company, signed by the Certificate Owner and recorded at the Customer Service Center. No assignment will affect any payment made or action taken by the Company before it was recorded. The Company is not responsible for any assignment not submitted for recording, nor is the Company responsible for the sufficiency or validity of any assignment. The assignment will be subject to all terms and conditions of the Policy.

INCONTESTABILITY

Statements made by an Insured will not be used to contest the validity of an Insured's initial coverage after the Certificate has been in force during the Insured's lifetime for two years from the Certificate Effective Date. For any increase in Coverage Amount, statements made by an Insured will not be used to contest the validity of an increase in coverage after it has been in force during the Insured's lifetime for two years from its effective date of the increase.

MISSTATEMENT OF AGE

If the age of the Insured has been misstated, the affected benefits will be adjusted to the amounts which the most recent cost of insurance deducted from the Cash Value would have purchased at the correct age.

SUICIDE

If the Insured dies by suicide, while sane or insane, within two years from the Certificate Effective Date, the Company will pay no more than the sum of the premiums paid, less any partial surrenders, less the sum of any loans plus accrued interest. If the Insured dies by suicide, while sane or insane, within two years from the date an application is accepted for an increase in the Coverage Amount, the Company will pay no more than a refund of the monthly charges for the cost of such additional coverage.


                                STATE VARIATIONS

Certain benefits and other Policy terms may vary from state to state due to the requirements of state law.



                          GROUP POLICYHOLDER ELECTIONS

Many insurance features of the Policy are elected by the Group Policyholder before coverage is offered to employees. Such features would include, but not be limited to, whether spouse coverage is available and, if so, whether it is term coverage or variable universal life insurance coverage, availability of child term insurance, maximum and minimum amounts of coverage, guaranteed issue amounts, eligibility, continuation and conversion options available, and whether rates reflect smoker status. The Group Policyholder will negotiate the cost of insurance rates, administrative fees and any changes in the Policy features while the Policy is in force.


                             TELEPHONE TRANSACTIONS

Certain transactions, identified by the Customer Service Center, may be made by telephone if telephone transactions have been previously authorized in writing and signed by the current owner. To make a telephone transaction, the Certificate Owner must call the Customer Service Center and provide, as identification, his Certificate number, his Social Security number, and his personal identification number. A customer service representative will then, upon ascertaining that telephone transfers are authorized for that Certificate, take the transfer request, which will be processed as of the next close of business and confirmed within five business days. The Company disclaims all liability for losses resulting from unauthorized or fraudulent telephone transactions, but acknowledges that if it does not follow these procedures, which it believes to be reasonable, it may be liable for such losses.



                            NONPARTICIPATING POLICIES

These are nonparticipating Policies on which no dividends are payable. These Policies do not share in the profits or surplus earnings of the Company.

                              DOLLAR COST AVERAGING


Dollar Cost Averaging is a program which, if elected, enables a Certificate Owner to systematically reallocate specified dollar amounts from the CIGNA VP Money Market Fund Account to the other Fund Accounts and the Fixed Account at regular intervals. By allocating an identified sum on a regularly scheduled basis as opposed to reallocating the total amount at one particular time, a Certificate Owner may be less susceptible to the impact of market fluctuations.

Dollar Cost Averaging may be selected if the CIGNA VP Money Market Fund Account Value is at least $3,000. The minimum transfer amount is $250. All Dollar Cost Averaging transfers will be made effective the first processing day following the first of the month (or the next Valuation Day, if later). Election of this arrangement may occur at any time by properly completing the Dollar Cost Averaging election form, returning it to the Company, and ensuring that sufficient value is in the CIGNA VPMoney Market Fund Account. Dollar Cost Averaging will become effective in the month following the month in which the form is received and the funds are made available in the CIGNA Money Market Fund Account.

Dollar Cost Averaging will terminate when any of the following occurs: (1) the number of designated transfers has been completed; (2) the CIGNA VP Money Market Fund Account Value is insufficient to complete the next transfer; (3) the Owner requests termination in writing and such writing is received by the end of the month in order to cancel the transfer scheduled to take effect the following month; or (4) the Certificate is lapsed, surrendered or otherwise terminated.

There is currently no charge for Dollar Cost Averaging; however, each complete Dollar Cost Averaging transfer is counted as one of the twelve free transfers per Policy Year. The Company reserves the right to charge for this program. In the event there are additional transfers, a transfer fee will be charged.

The main objective of Dollar Cost Averaging is to shield investments from short term price fluctuations. Since the same dollar amount is transferred to a Fund Account with each transfer, more Variable Accumulation Units are purchased if the Variable Accumulation Unit Value is low, and fewer Variable Accumulation Units are purchased if the Variable Accumulation Unit Value is high. Therefore, a lower average cost per unit may be achieved over the long term. This plan of investing allows investors to take advantage of market fluctuations but does not assure a profit or protect against a loss in declining markets.


                                   TAX MATTERS

The following is a brief discussion of some of the federal tax issues which may arise in regard to the Policy and Certificates. This discussion is general in nature and is not intended as tax advice. For specific advice on the effect of tax laws and rules on the Policy and Certificates, the Owner should consult a qualified tax adviser.

TAXATION OF POLICY BENEFITS IN GENERAL

Section 7702 of the Code provides that if certain tests are met, a Policy will be treated as a life insurance contract for federal tax purposes. The Company will monitor compliance with these tests. The Policy should thus receive the same federal income tax treatment as a fixed benefit life insurance contract. As a result, increases in the Cash Value generally are not taxable to the Owner until there has been a full or partial surrender, lapse, or other pre-death distribution. Loan proceeds generally are not taxed, and the death proceeds payable under a Policy are excludable from gross income of the Beneficiary under
Section 101 of the Code.

Section 7702A of the Code defines modified endowment contracts as those policies issued or materially changed on or after June 21, 1988 on which the total premiums paid during the first seven years exceed the amount that would have been required to be paid if the policy had provided for paid up benefits after seven level annual premiums. The Code provides for taxation of surrenders, partial surrenders, loans, collateral assignments and other pre-death distributions from modified endowment contracts in the same way annuities are taxed, i.e., they are taxable to the extent the cash value of the policy exceeds, at the time of distribution, the premiums paid into the policy. A 10% tax penalty generally applies to the taxable portion of such distributions unless the Policy Owner is over age 59 1/2 or disabled.

In specific cases, the Certificates under the Policies offered by this Prospectus may or may not be issued as modified endowment contracts. Where the Certificates are not issued as modified endowment contracts, the Company will monitor premiums paid and will notify the Certificate Owner when the Certificate's non-modified endowment contract status is in jeopardy.

If a Policy is not a modified endowment contract, distributions are generally treated first as a recovery of the premiums paid into the Policy and second as a distribution of taxable income; however, a cash distribution during the first 15 years after a policy is issued which causes a reduction in death benefits may still become fully or partially taxable to the Owner pursuant to Section 7702(f)(7) of the Code. The Certificate Owner should carefully consider this potential effect and seek further information before initiating any changes in the terms of the Certificate. Under certain conditions, a Certificate may become a modified endowment contract as a result of a material change or a reduction in benefits as defined by Section 7702A(c) of the Code.

A total surrender or termination of the Certificate by lapse may have adverse tax consequences. If the amount received by the Certificate Owner plus total Certificate indebtedness exceeds the premiums paid into the Certificate, the excess will generally be treated as taxable income, regardless of whether or not the Certificate is a modified endowment contract.

Deductibility of interest that is incurred on any loan under a policy covering the life of any individual who is an officer or employee of, or who is financially interested in, the business carried on by the Owner, may be strictly limited. Any deduction for interest on loans under such policies may also be subject to certain other restrictions set forth in Section 264 of the Code. Before taking a Policy Loan, the Owner should consult a tax adviser as to the tax consequences of such a Loan.

If the Owner of a Policy is a corporation, Code Sections 56(c)(1) and (g)(4)(B) may subject a portion of any increases in the Cash Value, the receipt by the Owner of death benefits, and related distributions to the alternative minimum tax (AMT) which is imposed by Section 55 of the Code. If the Owner is subject to the alternative minimum tax (AMT) in any taxable year, then the Owner will be subject to special tax rules with respect to such events. These provisions require an annual accounting under AMT rules for each Policy.

DIVERSIFICATION REQUIREMENTS

In addition to meeting the tests required under Section 7702 and Section 7702A,
Section 817(h) of the Code requires that the investments of separate accounts such as the Separate Account be adequately diversified. Regulations issued by the Secretary of the Treasury set the standards for measuring the adequacy of this diversification. Subject to certain limited relief provisions, a variable life insurance policy that is based to any extent on a separate account that is not adequately diversified under these regulations would not be treated as life insurance under Section 7702 of the Code. To be adequately diversified, each Fund Account of the Separate Account must meet certain tests. The Company believes the Separate Account investments meet the applicable diversification standards.

In 1986, the Treasury Department indicated that guidelines might be issued under which a variable life insurance policy would not be treated as a life insurance contract for tax purposes if the owner of the policy had an excessive degree of control over the investments underlying the policy (e.g., by being able to transfer values among sub-accounts). No such guidelines have as yet been issued, and it is not expected that any such guidelines would adversely affect the Policies.

Should the Secretary of the Treasury issue additional rules or regulations limiting the number of funds, transfer between funds, exchanges of funds or changes in investment objectives of funds such that the Policy would no longer qualify as life insurance under Section 7702 of the Code, the Company will take whatever steps are available to allow the Policies to continue to qualify as life insurance under Section 7702.

TAXATION OF THE COMPANY

The Company is taxed as a life insurance company under the Code. Since the Separate Account is not a separate entity from the Company and its operations form a part of the Company, it will not be taxed separately as a "regulated investment company" under Sub-chapter M of the Code. Investment income and realized capital gains on the assets of the Separate Account are reinvested and taken into account in determining the value of Variable Accumulation Units.

The Company does not initially expect to incur any Federal income tax liability that would be chargeable to the Separate Account. Based upon these expectations, no charge is currently being made against the Separate Account for federal income taxes. If, however, the Company determines that on a separate company basis such taxes may be incurred, it reserves the right to assess a charge for such taxes against the Separate Account.

The Company may also incur state and local taxes in addition to premium taxes in several states. At present, these taxes are not significant. If they increase, however, additional charges for such taxes may be made.

SECTION 848 CHARGES


The current 3.0% premium load is assessed to cover state taxes and federal income tax liabilities incurred by the Company. This load reflects charges to cover the expenses of state taxes and for the additional federal income tax burden under Section 848 of the Code relating to the tax treatment of deferred acquisition costs. The premium load may be changed from time to time by the Company, but it may be no greater than 5.0%.


OTHER CONSIDERATIONS

Federal estate and state and local estate, inheritance and other tax consequences of ownership or receipt of Certificate proceeds depend on the circumstances of each Certificate Owner or Beneficiary. The Owner should consult a professional tax adviser to determine the tax consequences of purchasing or making transactions under the Policy.

The foregoing discussion is general and is not intended as tax advice. Counsel and other competent advisers should be consulted for more complete information. This discussion is based on the Company's understanding of Federal income tax laws as they are currently interpreted by the Internal Revenue Service. No representation is made as to the likelihood of continuation of these current laws and interpretations.


                                  OTHER MATTERS

VOTING RIGHTS


In accordance with its view of presently applicable law, the Company will vote the shares of each Fund held in the Separate Account at meetings of the shareholders of the particular Fund in accordance with written instructions received from Certificate Owners having Variable Accumulation Units of the related Fund Account. The Company will vote shares for which it has not received instructions, as well as shares attributable to it, in the same proportion as it votes shares for which it has received instructions. The Funds do not hold regular meetings of shareholders.



If, however, the Act or any regulation thereunder is amended or if the present interpretation thereof should change, and as a result the Company determines that it is permitted to vote the Fund shares in its own right, it may elect to do so. The number of votes which a Certificate Owner has the right to instruct will be calculated separately for each Related Fund. This number will be determined by calculating the proportion of the Certificate Owner's Cash Value in the Fund Account to the amount of the Separate Account's investment in the Related Fund and multiplying that proportion by the number of votes the Separate Account has in the Related Fund. In determining the number of votes, fractional shares will be recognized. The number of votes that a Certificate Owner has the right to instruct will be determined as of the date coincident with the date established by the Fund for determining shareholders eligible to vote at the meeting of the Fund, but not more than 60 days before the meeting of the Fund. Voting instructions will be solicited by written communication at least 14 days prior to such meeting of the Fund. Each Certificate Owner having a voting interest in the Fund will receive appropriate proxy materials and reports.

The Company will vote the Fund shares as to which no timely instructions are received in proportion to the voting instructions from others with an interest in the particular Fund Account. Voting instructions to abstain on any item to be voted upon will be applied to reduce the votes eligible to be cast by the Company.

The Company may, if required by State insurance regulatory authorities, disregard voting instructions if the instructions require that the shares be voted so as to cause a change in the sub-classification or investment objectives of the Fund or to approve or disapprove an investment advisory contract for a Fund.

A change would be disapproved only if the proposed change is contrary to state law or prohibited by state regulatory authorities or the Company determines that the change would have an adverse effect on the Separate Account in that the proposed investment policy for a Fund may result in overly speculative or unsound investments. In the event the Company does disregard voting instructions, a summary of that action and the reasons for such action will be included in the next annual report to Certificate Owners.

The Funds' shares are issued and redeemed only in connection with qualified plans, and variable annuity contracts and variable life insurance policies issued through separate accounts of the Company and other life insurance companies. The Funds do not foresee any disadvantage to Certificate Owners arising out of the fact that shares may be made available to separate accounts which are used in connection with both variable annuity and variable life insurance products. Nevertheless, the Funds' Boards intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response thereto. If such a conflict were to occur, one of the separate accounts might withdraw its investment in a Fund. This might force a Fund to sell portfolio securities at disadvantageous prices.

DIRECTORS AND OFFICERS OF THE COMPANY


The following persons are Directors and officers of the Company. The address of each is 900 Cottage Grove Road, Hartford, CT 06152 and each has been employed by the Company for more than five years except Mr. Jones, Mr. Alexander and Dr. Schaffer. Prior to April 1994, Mr. Jones was employed by NAC Re Corporation. Prior to December 1994, Mr. Alexander was employed by E. I. DuPont DeNemour as Director, Human Resources. Prior to May 1993, Dr. Schaffer was Vice President, Professional Affairs, Aetna Health Plans, Aetna Life & Casualty and until 1990 was Vice President, Quality Management, Humana, Inc. Prior to January, 1995, Mr. Pacey was with Digital Equipment Corporation.

                                            POSITIONS AND OFFICERS
        NAME                                   WITH THE COMPANY
        ----                                ----------------------
Thomas C. Jones                          President
                                         (Principal Executive Officer)
James T. Kohan                           Vice President and Actuary
                                         (Principal Financial Officer)
Robert Moose                             Vice President
                                         (Principal Account Officer)
David C. Kopp                            Corporate Secretary
Andrew G. Helming                        Secretary
Stephen C. Stachelek                     Vice President and Treasurer
Harold W. Albert                         Director
Robert W. Burgess                        Director
John G. Day                              Director and Chief Counsel
Joseph M. Fitzgerald                     Director and Senior Vice President
H. Edward Hanway                         Director and Chairman of the Board
Carol M. Olsen                           Director and Senior Vice President
John E. Pacy                             Director and Senior Vice President
Marc L. Preminger                        Director, Senior Vice President
                                         and Chief Financial Officer
Arthur C. Reeds, III                     Director and Senior Vice President
Patricia L. Rowland                      Director and Senior Vice President
W. Allen Schaffer, M.D.                  Director and Senior Vice President



DISTRIBUTION OF POLICIES


The Policies will be sold by licensed insurance agents in those states where the Policies may lawfully be sold. Such agents will be registered representatives of broker-dealers registered under the Securities Exchange Act of 1934 who are members of the National Association of Securities Dealers, Inc. (NASD). The Policies will be distributed by the Company's principal underwriter, CIGNA Financial Advisors, Inc. ("CFA"), whose address is the same as the Company's. CFA is a Connecticut corporation organized in 1967, and is the principal underwriter for other registered separate accounts maintained by the Company.


Gross first year commissions paid by the Company, including expense reimbursement allowances, on the sale of these Policies are not more than 20% of premium payments. Gross renewal commissions paid by the Company will not exceed 15% of premium payments.

OTHER CONTRACTS ISSUED BY THE COMPANY

The Company does presently and will, from time to time, offer other variable annuity contracts and variable life insurance policies with benefits which vary in accordance with the investment experience of a separate account of the Company.

RIGHT TO TAKE ACTIONS REGARDING THE SEPARATE ACCOUNT

The Company reserves the right to take certain actions in connection with Separate Account operations. These actions will be taken in accordance with applicable laws (including obtaining any required regulatory approvals). Specifically, the Company reserves the right to:

o         add, combine, or remove any Fund,
o         create new separate accounts,
o         combine the Separate Account with one or more other separate accounts,
o operate the Separate Account as a management investment company under the Act or in any other form permitted by law,
o         deregister the Separate Account under the Act,
o manage the Separate Account under the direction of a committee or discharge such committee at any time,
o transfer any assets in any Fund Account to another Fund Account, or to one or more separate accounts or to the Company's general account, and
o to take any actions necessary to comply with, or to obtain and continue any exemptions from the Act.

STATE REGULATION

The Company is subject to the laws of Connecticut governing insurance companies and to regulation by the Connecticut Insurance Department. An annual statement in a prescribed form is filed with the Insurance Department each year covering the operation of the Company for the preceding year and its financial condition as of the end of such year. Regulation by the Insurance Department includes periodic examination to determine the Company's contract liabilities and reserves so that the Insurance Department may certify the items are correct. The Company's books and accounts are subject to review by the Insurance Department at all times and a full examination of its operations is conducted periodically by the National Association of Insurance Commissioners. Such regulation does not, however, involve any supervision of management or investment practices or policies. A blanket bond for $10 million covers all of the officers and employees of the Company.

REPORTS TO CERTIFICATE OWNERS

The Company maintains Policy records and will mail to each Certificate Owner, at the last known address of record, an annual statement showing the amount of the current Death Benefit, the Cash Value, and Net Cash Value, premiums paid and monthly charges deducted since the last report, the amounts invested in the Fixed Account, in each Fund Account, and any Loan Account Value.

Certificate Owners will also be sent annual reports containing financial statements for the Separate

Account as required by the 1940 Act. In addition, Certificate Owners will receive periodic statements of significant transactions, such as changes in Coverage Amount, changes in net premium payment allocation, transfers among Fund Accounts, premium payments, loans, loan repayments, reinstatement and termination.

ADVERTISEMENTS

The Company is rated by independent financial rating services, including Moody's, Standard & Poor's, Duff & Phelps and A. M. Best Company. The purpose of these ratings is to reflect the financial strength or claims-paying ability of the Company. The ratings are not intended to reflect the investment experience or financial strength of the Separate Account. The Company may advertise these ratings from time to time. Furthermore, the Company may occasionally include in advertisements comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.

LEGAL PROCEEDINGS

There are no material legal or administrative proceedings pending or known to be contemplated, other than ordinary routine litigation incidental to the business, to which the Company and the Separate Account are party, or to which any of their property is subject. The principal underwriter, CFA, is not engaged in any material litigation of any nature.

EXPERTS

Actuarial opinions regarding Deferred Acquisition Cost Tax (DAC Tax) referred to in this Registration Statement have been rendered by Benjamin Clement, FSA, MAAA as stated in the opinion filed as an Exhibit to the Registration Statement given on the authority of Mr. Clement as an expert in actuarial matters. Legal matters involving the federal securities laws have been reviewed by Jorden, Burt, Berenson & Johnson, Washington, D.C.

Legal matters in connection with the Policies described herein are being passed upon by Jerold H. Rosenblum, Esq., Chief Counsel, CIGNA Group Insurance, 1601 Chestnut Street, Philadelphia, PA 19192 in the opinion filed as an Exhibit to the Registration statement given on his authority as an expert in these matters.


The consolidated financial statements of Connecticut General Life Insurance Company as of December 31, 1996 and 1995 and for each of the three years in the period ended December 31, 1996 included in this Prospectus have been so included in reliance on the report of Price Waterhouse LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.


REGISTRATION STATEMENT

A Registration Statement has been filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the Policies offered hereby. This prospectus does not contain all the information set forth in the Registration Statement and amendments thereto and exhibits filed as a part thereof, to all of which reference is hereby made for further information concerning the

Separate Account, the Company, and the Policies offered hereby. Statements contained in this Prospectus as to the content of Policies and other legal instruments are summaries. For a complete statement of the terms thereof, reference is made to such instruments as filed.

FINANCIAL STATEMENTS


There follow consolidated balance sheets of the Company and its subsidiaries as of December 31, 1996 and 1995 and related consolidated statements of income and retained earnings and cash flows for the years ended December 31, 1996, 1995 and 1994.





These financial statements should be considered only as bearing upon the ability of the Company to meet its obligations under the Policies. No financial statements of the Separate Account are included, because as of the date of this Prospectus the Separate Account had not yet commenced operations.

                            CONNECTICUT GENERAL LIFE

                                INSURANCE COMPANY

                        CONSOLIDATED FINANCIAL STATEMENTS


                                DECEMBER 31, 1996

   REPORT OF INDEPENDENT ACCOUNTANTS




February 11, 1997



The Board of Directors and Shareholder of
Connecticut General Life Insurance Company


In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of income and retained earnings and of cash flows present fairly, in all material respects, the financial position of Connecticut General Life Insurance Company and its subsidiaries at December 31, 1996 and 1995, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 1996, in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

                   CONNECTICUT GENERAL LIFE INSURANCE COMPANY
             CONSOLIDATED STATEMENTS OF INCOME AND RETAINED EARNINGS


--------------------------------------------------------------------------------------------------------------------
(In millions)
--------------------------------------------------------------------------------------------------------------------
For the years ended December 31,                                                    1996          1995          1994
--------------------------------------------------------------------------------------------------------------------
REVENUES
Premiums and fees                                                                $ 5,314       $ 4,998       $ 4,960
Net investment income                                                              3,199         3,138         2,805
Realized investment gains (losses)                                                    37            (7)           27
Other revenues                                                                         9             9             8
                                                                                 -------       -------       -------
    Total revenues                                                                 8,559         8,138         7,800
                                                                                 -------       -------       -------

BENEFITS, LOSSES AND EXPENSES
Benefits, losses and settlement expenses                                           6,069         5,892         5,574
Policy acquisition expenses                                                          143           127            89
Other operating expenses                                                           1,477         1,358         1,363
                                                                                 -------       -------       -------
    Total benefits, losses and expenses                                            7,689         7,377         7,026
                                                                                 -------       -------       -------

INCOME BEFORE INCOME TAXES                                                           870           761           774
                                                                                 -------       -------       -------
Income taxes (benefits):
  Current                                                                            394           301           220
  Deferred                                                                           (81)          (44)           45
                                                                                 -------       -------       -------
    Total taxes                                                                      313           257           265
                                                                                 -------       -------       -------

NET INCOME                                                                           557           504           509

Dividends declared                                                                  (600)         (252)         (300)

Retained earnings, beginning of year                                               3,220         2,968         2,759
--------------------------------------------------------------------------------------------------------------------

RETAINED EARNINGS, END OF YEAR                                                   $ 3,177       $ 3,220       $ 2,968
====================================================================================================================

The Notes to Financial Statements are an integral part of these statements

                   CONNECTICUT GENERAL LIFE INSURANCE COMPANY
                           CONSOLIDATED BALANCE SHEETS

-----------------------------------------------------------------------------------------------------
(In millions)
-----------------------------------------------------------------------------------------------------
As of December 31,                                                                  1996         1995
-----------------------------------------------------------------------------------------------------
ASSETS
Investments:
  Fixed maturities, at fair value (amortized cost, $19,882; $20,147)             $20,816      $22,162
  Mortgage loans                                                                  10,152       10,218
  Equity securities, at fair value (cost, $59; $54)                                   41           66
  Policy loans                                                                     7,133        6,925
  Real estate                                                                      1,025        1,158
  Other long-term investments                                                        193          193
  Short-term investments                                                             417          138
                                                                                 -------      -------
      Total investments                                                           39,777       40,860
Cash and cash equivalents                                                            -            -
Accrued investment income                                                            619          626
Premiums and accounts receivable                                                     817          991
Reinsurance recoverables                                                           1,303        1,258
Deferred policy acquisition costs                                                    780          689
Property and equipment, net                                                          276          319
Current income taxes                                                                  12           21
Deferred income taxes, net                                                           639          403
Goodwill                                                                             488          503
Other assets                                                                         249          149
Separate account assets                                                           22,555       18,177
-----------------------------------------------------------------------------------------------------
      Total assets                                                               $67,515      $63,996
=====================================================================================================

LIABILITIES
Contractholder deposit funds                                                     $29,621      $29,762
Future policy benefits                                                             8,187        8,547
Unpaid claims and claim expenses                                                   1,170        1,151
Unearned premiums                                                                    200           95
                                                                                 -------      -------
      Total insurance and contractholder liabilities                              39,178       39,555
Accounts payable, accrued expenses
   and other liabilities                                                           1,808        1,872
Separate account liabilities                                                      22,365       18,075
-----------------------------------------------------------------------------------------------------
      Total liabilities                                                           63,351       59,502
-----------------------------------------------------------------------------------------------------

CONTINGENCIES - NOTE 11

SHAREHOLDER'S EQUITY
Common stock (6 shares outstanding)                                                   30           30
Additional paid-in capital                                                           766          766
Net unrealized appreciation on investments                                           188          476
Net translation of foreign currencies                                                  3            2
Retained earnings                                                                  3,177        3,220
-----------------------------------------------------------------------------------------------------
      Total shareholder's equity                                                   4,164        4,494
-----------------------------------------------------------------------------------------------------
      Total liabilities and shareholder's equity                                 $67,515      $63,996
=====================================================================================================

The Notes to Financial Statements are an integral part of these statements

                   CONNECTICUT GENERAL LIFE INSURANCE COMPANY
                      CONSOLIDATED STATEMENTS OF CASH FLOWS

--------------------------------------------------------------------------------------------------
(In millions)
--------------------------------------------------------------------------------------------------
For the years ended December 31,                                  1996          1995          1994
--------------------------------------------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES
Net income                                                     $   557       $   504       $   509
Adjustments to reconcile net income to net cash
  provided by operating activities:
  Insurance liabilities                                             57           (90)         (249)
  Reinsurance recoverables                                         (11)        1,201           282
  Premiums and accounts receivable                                  77            32          (188)
  Deferred income taxes, net                                       (82)          (44)           45
  Other assets                                                      43           (14)           68
  Accounts payable, accrued expenses,
    other liabilities and current income taxes                    (113)          212          (192)
  Other, net                                                      (149)           22           (24)
                                                               -------       -------       -------
      Net cash provided by operating activities                    379         1,823           251
                                                               -------       -------       -------
CASH FLOWS FROM INVESTING ACTIVITIES
Proceeds from investments sold:
  Fixed maturities--available for sale                           1,589         1,070         1,389
  Fixed maturities--held to maturity                               -             -              12
  Mortgage loans                                                   640           383           496
  Equity securities                                                 13           119            41
  Real estate                                                      345           299           242
  Other (primarily short-term investments)                       3,613         2,268         1,005
Investment maturities and repayments:
  Fixed maturities--available for sale                           2,634           478           686
  Fixed maturities--held to maturity                               -           1,756         1,764
  Mortgage loans                                                   630           420           194
Investments purchased:
  Fixed maturities--available for sale                          (3,834)       (3,054)       (2,390)
  Fixed maturities--held to maturity                               -          (1,385)       (1,788)
  Mortgage loans                                                (1,300)       (1,908)         (882)
  Equity securities                                                 (3)          (20)          (12)
  Policy loans                                                    (207)       (2,129)       (1,614)
  Other (primarily short-term investments)                      (3,930)       (2,334)       (1,093)
Other, net                                                         (94)         (119)         (129)
                                                               -------       -------       -------
      Net cash provided by (used in) investing activities           96        (4,156)       (2,079)
                                                               -------       -------       -------
CASH FLOWS FROM FINANCING ACTIVITIES
Contractholder deposit funds:
  Deposits and interest credited                                 7,260         7,489         6,388
  Withdrawals and benefit payments                              (7,135)       (4,985)       (4,216)
Dividends paid to Parent                                          (600)         (252)         (300)
Other, net                                                         -               1            36
                                                               -------       -------       -------
   Net cash (used in) provided by financing activities            (475)        2,253         1,908
--------------------------------------------------------------------------------------------------
Net (decrease) increase in cash and cash equivalents               -             (80)           80
Cash and cash equivalents, beginning of year                       -              80           -
--------------------------------------------------------------------------------------------------

Cash and cash equivalents, end of year                      $      -      $      -         $    80
==================================================================================================
Supplemental Disclosure of Cash Information:
  Income taxes paid, net of refunds                            $   385       $   211       $   411
  Interest paid                                                $     7       $     7       $     5
--------------------------------------------------------------------------------------------------

The Notes to Financial Statements are an integral part of these statements.

                   CONNECTICUT GENERAL LIFE INSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

NOTE 1 - DESCRIPTION OF BUSINESS

    Connecticut General Life Insurance Company and its subsidiaries (the Company) provide insurance and related financial services throughout the United States and in many locations worldwide. Principal products and services include group life and health insurance, individual life insurance and annuity products, and retirement and investment products and services. The Company is a wholly-owned subsidiary of Connecticut General Corporation, which is an indirect wholly-owned subsidiary of CIGNA Corporation (CIGNA).

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    A) BASIS OF PRESENTATION: The consolidated financial statements include the accounts of the Company and all significant subsidiaries. These consolidated financial statements have been prepared in conformity with generally accepted accounting principles, and reflect management's estimates and assumptions, such as those regarding medical costs and interest rates, that affect the recorded amounts. Significant estimates used in determining insurance and contractholder liabilities, related reinsurance recoverables, and valuation allowances for investment assets are discussed throughout the Notes to Financial Statements. Certain reclassifications have been made to prior years' amounts to conform with the 1996 presentation.

    B) RECENT ACCOUNTING PRONOUNCEMENTS: In 1996, the Company implemented Statement of Financial Accounting Standards (SFAS) No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed Of." SFAS No. 121 requires write-down to fair value when long-lived assets to be held and used are impaired. Long-lived assets to be disposed of, including real estate held for sale, must be carried at the lower of cost or fair value less costs to sell. Depreciation of assets to be disposed of is prohibited. The effect of implementing SFAS No. 121 was not material to the Company.

    In 1993, the Company implemented SFAS No. 115, "Accounting for Certain Investments in Debt and Equity Securities," which required that debt and equity securities be classified into different categories and carried at fair value if they are not classified as held-to-maturity. During the fourth quarter of 1995, the Financial Accounting Standards Board (FASB) issued a guide to implementation of SFAS No. 115, which permitted a one-time opportunity to reclassify securities subject to SFAS No. 115. Consequently, the Company reclassified all held-to-maturity securities to available-for-sale as of December 31, 1995. The non-cash reclassification of these securities, which had an aggregate amortized cost of $9.2 billion and fair value of $10.1 billion, resulted in an increase of approximately $396 million, net of policyholder-related amounts and deferred income taxes, in net unrealized appreciation included in Shareholder's Equity as of December 31, 1995.

    In 1993, the FASB issued SFAS No. 114, "Accounting by Creditors for Impairment of a Loan," which provides guidance on the accounting and disclosure for impaired loans. In 1994, the FASB issued SFAS No. 118, "Accounting by Creditors for Impairment of a Loan - Income Recognition and Disclosures," which eliminates the income recognition requirements of SFAS No. 114. The Company adopted SFAS Nos. 114 and 118 in the first quarter of 1995, which resulted in a $6 million increase in net income.

    C) FINANCIAL INSTRUMENTS: In the normal course of business, the Company enters into transactions involving various types of financial instruments, including investments such as fixed maturities and equity securities and off-balance-sheet financial instruments such as investment and loan commitments and financial guarantees. These instruments are subject to risk of loss due to interest rate and market fluctuations and most have credit risk. The Company evaluates and monitors each financial instrument individually and, where appropriate, uses certain derivative instruments or obtains collateral or other forms of security to minimize risk of loss.

    Financial instruments that are subject to fair value disclosure requirements (insurance contracts, real estate, goodwill and taxes are excluded) are carried in the financial statements at amounts that approximate fair value, except for Mortgage Loans and Contractholder Deposit Funds (non-insurance products). For these financial instruments, the fair value was not materially different from the carrying amount as of December 31, 1996 and 1995. Fair values of off-balance sheet financial instruments as of December 31, 1996 and 1995 were not material.

    Fair values for financial instruments are estimates that, in many cases, may differ significantly from the amounts that could be realized upon immediate liquidation. In cases where market prices are not available, estimates of fair value are based on discounted cash flow analyses which utilize current interest rates for similar financial instruments with comparable terms and credit quality. The fair value of liabilities for contractholder deposit funds was estimated using the amount payable on demand, and for those not payable on demand, discounted cash flow analyses.

    D) INVESTMENTS: Investments in fixed maturities, which are classified as available-for-sale, include bonds, asset-backed securities, including collateralized mortgage obligations (CMOs), and redeemable preferred stocks. Fixed maturities are carried at fair value, with unrealized appreciation or depreciation included in Shareholder's Equity. Fixed maturities are considered impaired and written down to fair value when a decline in value is considered to be other than temporary.

    Mortgage loans are carried principally at unpaid principal balances, net of valuation reserves. Mortgage loans are considered impaired when it is probable that the Company will not collect all amounts according to the contractual terms of the loan agreement. If impaired, a valuation reserve is utilized to record any change in the fair value of the underlying collateral below the carrying value of the mortgage loan.

    Fixed maturities and mortgage loans that are delinquent or restructured to modify basic financial terms, typically to reduce the interest rate and, in certain cases, extend the term, are placed on non-accrual status. Net investment income on such investments is recognized only when payment is received.

    Real estate investments are either held for the production of income or held for sale. Real estate investments held for the production of income are carried at depreciated cost less any write-downs to fair value. Depreciation is generally calculated using the straight-line method based on the estimated useful lives of these assets.

    Real estate investments held for sale are generally those which are acquired through the foreclosure of mortgage loans. The Company's policy is to rehabilitate, re-lease and sell foreclosed properties, which generally takes two to four years. At the time of foreclosure, properties are valued at fair value less estimated costs to sell and reclassified from mortgage loans to real estate held for sale. Subsequent to foreclosure, these investments are carried at the lower of cost or current fair value less estimated costs to sell. Adjustments to the carrying value as a result of changes in fair value subsequent to foreclosure are recorded as valuation reserves, and reported in realized investment gains and losses. The Company considers several methods in determining fair value for real estate, with emphasis placed on the use of discounted cash flow analyses and, in some cases, the use of third-party appraisals. Effective with the implementation of SFAS No. 121, real estate held for sale is no longer depreciated.

    Equity securities, which include common and non-redeemable preferred stocks, are carried at fair value, with unrealized appreciation or depreciation included in Shareholder's Equity. Short-term investments are carried at fair value, which approximates cost. Equity securities and short-term investments are classified as available for sale.

    Policy loans are generally carried at unpaid principal balances.

    Realized investment gains and losses result from sales, investment asset write-downs and changes in valuation reserves. Realized investment gains and losses do not include amounts attributable to experience-rated pension policyholders' contracts and participating life policies (policyholder share). Realized investment gains and losses are based upon specific identification of the investment assets.

    Unrealized investment gains and losses for investments carried at fair value are included in Shareholder's Equity net of policyholder-related amounts and deferred income taxes.

    See Note 3(F) for a discussion of the Company's accounting policies for derivative financial instruments.

    E) CASH AND CASH EQUIVALENTS: Short-term investments with a maturity of three months or less at the time of purchase are reported as cash equivalents.

    F) REINSURANCE RECOVERABLES: Reinsurance recoverables are estimates of amounts to be received from reinsurers, including amounts under reinsurance agreements with affiliated companies. Allowances are established for amounts estimated to be uncollectible.

    G) DEFERRED POLICY ACQUISITION COSTS: Acquisition costs consist of commissions, premium taxes and other costs, which vary with, and are primarily related to, the production of revenues. Acquisition costs for universal life products and contractholder deposit funds are deferred and amortized in proportion to total estimated gross profits over the expected lives of the contracts. Acquisition costs for annuity and other individual life insurance products are deferred and amortized, generally in proportion to the ratio of annual revenue to the estimated total revenues over the contract periods.

    Deferred policy acquisition costs are reviewed to determine if they are recoverable from future income, including investment income. If such costs are estimated to be unrecoverable, they are expensed. If such costs are estimated to be unrecoverable or are accelerated as a result of treating unrealized investment gains and losses as though they had been realized, a deferred acquisition cost valuation allowance may be established or adjusted, with a comparable offset in net unrealized appreciation (depreciation).

    H) PROPERTY AND EQUIPMENT: Property and equipment are carried at cost less accumulated depreciation. When applicable, cost includes interest and real estate taxes incurred during construction and other construction-related costs. Depreciation is calculated principally on the straight-line method based on the estimated useful lives of the assets. Accumulated depreciation was $427 million and $387 million at December 31, 1996 and 1995, respectively.

    I) OTHER ASSETS: Other Assets consists of various insurance-related assets, principally ceded unearned premiums, reinsurance deposits and other amounts due from affiliated companies.

    J) GOODWILL: Goodwill represents the excess of the cost of businesses acquired over the fair value of their net assets. Goodwill is amortized on systematic bases over periods, not exceeding 40 years, that correspond with the benefits estimated to be derived from the acquisitions. The Company evaluates the carrying amount of goodwill by analyzing historical and estimated future income and undiscounted estimated cash flows of the related businesses. Goodwill is written down when impaired. Amortization periods are revised if it is estimated that the remaining period of benefit of the goodwill has changed. Accumulated amortization was $99 million and $84 million at December 31, 1996 and 1995, respectively.

    K) SEPARATE ACCOUNTS: Separate account assets and liabilities are principally carried at market value and represent policyholder funds maintained in accounts having specific investment objectives. The investment income, gains and losses of these accounts generally accrue to the policyholders and, therefore, are not included in the Company's revenues and expenses.

    L) CONTRACTHOLDER DEPOSIT FUNDS: Liabilities for Contractholder Deposit Funds consist of deposits received from customers and investment earnings on their fund balances, less administrative charges and, for universal life fund balances, mortality charges.

    M) FUTURE POLICY BENEFITS: Future policy benefits are liabilities for life, health and annuity products. Such liabilities are established in amounts adequate to meet the estimated future obligations of policies in force. These liabilities are computed using premium assumptions for group annuity policies and the net level premium method for individual life policies, and are based upon estimates as to future investment yield, mortality and withdrawals that include provisions for adverse deviation. Future policy benefits for individual life insurance and annuity policies are computed using interest rates ranging from 2% to 11%, generally graded down from 1 to 20 years. Mortality, morbidity, and withdrawal assumptions are based on either the Company's own experience or various actuarial tables.

    N) UNPAID CLAIMS AND CLAIM EXPENSES: Liabilities for unpaid claims and claim expenses are estimates of payments to be made on reported and incurred but not reported insurance claims.

    O) UNEARNED PREMIUMS: Premiums for group life, and accident and health insurance are reported as earned on a pro rata basis over the contract period. The unexpired portion of these premiums is recorded as Unearned Premiums.

    P) OTHER LIABILITIES: Other Liabilities consist principally of postretirement and postemployment benefits and various insurance-related liabilities, including amounts related to reinsurance contracts. Also included in Other Liabilities are liabilities for guaranty fund assessments that can be reasonably estimated.

    Q) TRANSLATION OF FOREIGN CURRENCIES: Foreign operations primarily utilize the local currencies as their functional currencies, and assets and liabilities are translated at the rates of exchange as of the balance sheet date. The translation gain or loss on such functional currencies, net of applicable taxes, is generally reflected in Shareholder's Equity. Revenues and expenses are translated at the average rates of exchange prevailing during the year.

    R) PREMIUM AND FEES, REVENUES AND RELATED EXPENSES: Premiums for group life and accident and health insurance are recognized as revenue on a pro-rata basis over their contract periods. Benefits, losses and settlement expenses are recognized when incurred.

    Premiums for individual life insurance as well as individual and group annuity products, excluding universal life and investment-related products, are recognized as revenue when due. Benefits, losses and settlement expenses are matched with premiums.

    Revenues for universal life products consist of net investment income and mortality, administration and surrender fees assessed against the fund balances during the period. Net investment income represents investment income on assets supporting universal life products and is recognized as earned. Fees for mortality are recognized ratably over the policy year. Administration fees are recognized as services are provided, and surrender charges are recognized as earned. Benefit expenses for universal life products consist of benefit claims in excess of fund balances, which are recognized when claims are filed, and interest credited in accordance with contract provisions.

     Revenues for investment-related products consist of net investment income and contract fees assessed against the fund balances during the period. Net investment income represents investment income on assets supporting investment-related products and is recognized as earned. Contract fees are based upon related administrative expenses and are assessed ratably over the contract year. Benefit expenses for investment-related products primarily consist of interest credited in accordance with contract provisions.

    S) PARTICIPATING BUSINESS: Certain life insurance policies contain dividend payment provisions that enable the policyholder to participate in a portion of the earnings of the Company's business. The participating insurance in force accounted for approximately 7% of total insurance in force at December 31, 1996, and 1995, and 5% at December 31, 1994.

    T) INCOME TAXES: The Company and its domestic subsidiaries are included in the consolidated United States federal income tax return filed by CIGNA. In accordance with a tax sharing agreement with CIGNA, the provision for federal income tax is computed as if the Company were filing a separate federal income tax return, except that benefits arising from tax credits and net operating and capital losses are allocated to those subsidiaries producing such attributes to the extent they are utilized in CIGNA's consolidated federal income tax provision.

    Deferred income taxes are generally recognized when assets and liabilities have different values for financial statement and tax reporting purposes. See
Note 6 for additional information.

NOTE 3 - INVESTMENTS

    A) FIXED MATURITIES: Fixed maturities are net of cumulative write-downs of $95 million and $103 million, including policyholder share, as of December 31, 1996 and 1995, respectively.

    The amortized cost and fair value by contractual maturity periods for fixed maturities, including policyholder share, as of December 31, 1996 were as follows:

----------------------------------------------------------------
                                          Amortized         Fair
(In millions)                                  Cost        Value
----------------------------------------------------------------
Due in one year or less                     $   936      $   955
Due after one year through five years         5,252        5,419
Due after five years through ten years        4,591        4,773
Due after ten years                           3,301        3,702
Asset-backed securities                       5,802        5,967
----------------------------------------------------------------
Total                                       $19,882      $20,816
================================================================

    Actual maturities could differ from contractual maturities because issuers may have the right to call or prepay obligations with or without call or prepayment penalties. Also, the Company may extend maturities in some cases.

    Gross unrealized appreciation (depreciation) for fixed maturities, including policyholder share, by type of issuer was as follows:


----------------------------------------------------------------------------------------------------------
                                                                  December 31, 1996
----------------------------------------------------------------------------------------------------------
                                          Amortized        Unrealized       Unrealized                Fair
(In millions)                                  Cost      Appreciation     Depreciation               Value
----------------------------------------------------------------------------------------------------------
Federal government bonds                    $   475            $  160      $       -               $   635
State and local government bonds                174                13               (4)                183
Foreign government bonds                        121                 6              -                   127
Corporate securities                         13,310               742             (148)             13,904
Asset-backed securities                       5,802               226              (61)              5,967
----------------------------------------------------------------------------------------------------------
Total                                       $19,882            $1,147            $(213)            $20,816
==========================================================================================================


                                                                         December 31, 1995
-------------------------------------------------------------------------------------------------------------
                                               Amortized        Unrealized       Unrealized              Fair
(In millions)                                       Cost      Appreciation     Depreciation             Value
-------------------------------------------------------------------------------------------------------------
Federal government bonds                      $      503         $     300        $      -          $     803
State and local government bonds                     207                24               (1)              230
Foreign government bonds                             131                 9               (1)              139
Corporate securities                              13,773             1,427              (73)           15,127
Asset-backed securities                            5,533               371              (41)            5,863
-------------------------------------------------------------------------------------------------------------
Total                                         $   20,147         $   2,131        $    (116)        $  22,162
=============================================================================================================

    Asset-backed securities include investments in CMOs as of December 31, 1996 of $2.2 billion carried at fair value (amortized cost, $2.1 billion), compared with $2.1 billion carried at fair value (amortized cost, $2.0 billion) as of December 31, 1995. Certain of these securities are backed by Aaa/AAA-rated government agencies. All other CMO securities have high quality ratings through use of credit enhancements provided by subordinated securities or mortgage insurance from Aaa/AAA-rated insurance companies. CMO holdings are concentrated in securities with limited prepayment, extension and default risk, such as planned amortization class bonds. The Company's investments in interest-only and principal-only CMOs, which are subject to interest rate risk due to accelerated prepayments, represented approximately 0.1% and 1.9% of total CMO investments at December 31, 1996 and 1995, respectively.

    At December 31, 1996, contractual fixed maturity investment commitments were $93 million. The majority of investment commitments are for the purchase of investment grade fixed maturities, bearing interest at a fixed market rate, and require no collateral. These commitments are diversified by issuer and maturity date, and it is estimated that approximately 75% will be disbursed in 1997.

    B) MORTGAGE LOANS AND REAL ESTATE: The Company's mortgage loans and real estate investments are diversified by property type and location and, for mortgage loans, by borrower. Mortgage loans are collateralized by the related properties and generally approximate 75% of the property's value at the time the original loan is made.

    At December 31, the carrying values of mortgage loans and real estate investments, including policyholder share, were as follows:

----------------------------------------------------------
(In millions)                            1996         1995
----------------------------------------------------------
Mortgage Loans                        $10,152      $10,218
                                      -------      -------
Real estate:
   Held for sale                          586          671
   Held for production of income          439          487
                                      -------      -------
Total real estate                       1,025        1,158
----------------------------------------------------------
Total                                 $11,177      $11,376
==========================================================

    At December 31, mortgage loans and real estate investments comprised the following property types and geographic regions:

------------------------------------------------
(In millions)                  1996         1995
------------------------------------------------
Property type:
   Retail facilities        $ 4,453      $ 4,327
   Office buildings           4,241        4,493
   Apartment buildings        1,272        1,246
   Hotels                       665          711
   Other                        546          599
------------------------------------------------
Total                       $11,177      $11,376
================================================
Geographic region:
   Central                  $ 3,452      $ 4,032
   Pacific                    3,132        2,580
   Middle Atlantic            1,920        1,951
   South Atlantic             1,526        1,647
   New England                1,147        1,166
------------------------------------------------
Total                       $11,177      $11,376
================================================

    MORTGAGE LOANS

    At December 31, 1996, scheduled mortgage loan maturities were as follows:
1997 - $.9 billion; 1998 - $.7 billion; 1999 - $1.3 billion; 2000 - $1.5 billion; 2001 - $1.2 billion; and $4.7 billion thereafter. Actual maturities could differ from contractual maturities because borrowers may have the right to prepay obligations with or without prepayment penalties; the maturity date may be extended; and loans may be refinanced. During 1996 and 1995, the Company refinanced at current market rates approximately $477 million and $379 million, respectively, of its mortgage loans relating to borrowers that were unable to obtain alternative financing.

    At December 31, 1996, contractual commitments to extend credit under commercial mortgage loan agreements amounted to approximately $397 million, all of which were at a fixed market rate of interest. These commitments expire within six months, and are diversified by property type and geographic region.

    At December 31, 1996, the Company's impaired mortgage loans were $814 million, including $442 million before valuation reserves totaling $94 million, and $372 million which had no valuation reserves. At December 31, 1995, the Company's impaired mortgage loans were $838 million, including $447 million before valuation reserves totaling $82 million, and $391 million which had no valuation reserves.

    During the year ended December 31, changes in reserves for impaired mortgage loans, including policyholder share, were as follows:

---------------------------------------------------------
(In millions)                             1996       1995
---------------------------------------------------------
Reserve balance - January 1              $ 82       $ 127
Transfers to foreclosed real estate       (29)        (27)
Charge-offs upon sales                    (19)        (33)
Net increase in valuation reserves         60          15
---------------------------------------------------------
Reserve balance - December 31            $ 94       $  82
=========================================================

    During 1996 and 1995, impaired mortgage loans, before valuation reserves, averaged approximately $852 million and $935 million, respectively. Interest income recorded and cash received on these loans was approximately $73 million and $71 million in 1996 and 1995, respectively.

    REAL ESTATE

    During 1996, 1995 and 1994, non-cash investing activities included real estate acquired through foreclosure of mortgage loans, which totaled $107 million, $144 million and $127 million, respectively.

    Valuation reserves and cumulative write-downs related to real estate, including policyholder share, were $273 million and $310 million as of December 31, 1996 and 1995, respectively.

    Net income for 1996 included $19 million and $1 million for net investment income and write-downs upon foreclosures, respectively, for real estate held for sale.

    C) SHORT-TERM INVESTMENTS AND CASH EQUIVALENTS: At December 31, 1996 and 1995, short-term investments and cash equivalents, in the aggregate, primarily included debt securities, principally corporate securities of $418 million and $203 million, respectively.

    D) NET UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS: Unrealized appreciation (depreciation) for investments carried at fair value as of December 31 was as follows:

------------------------------------------------------------------
(In millions)                                   1996          1995
------------------------------------------------------------------
Unrealized appreciation:
  Fixed maturities                           $ 1,147       $ 2,131
  Equity securities                                8            23
                                             -------       -------
                                               1,155         2,154
                                             -------       -------
Unrealized depreciation:
  Fixed maturities                              (213)         (116)
  Equity securities                              (26)          (11)
                                             -------       -------
                                                (239)         (127)
                                             -------       -------

Less policyholder-related amounts                610         1,279
                                             -------       -------
Shareholder net unrealized appreciation          306           748
Less deferred income taxes                       118           272
------------------------------------------------------------------
Net unrealized appreciation                  $   188       $   476
==================================================================

    Net unrealized appreciation for investments carried at fair value is included as a separate component of Shareholder's Equity, net of policyholder-related amounts and deferred income taxes. The net unrealized (depreciation) appreciation for these investments, primarily fixed maturities, during 1996, 1995 and 1994 was ($288) million, $542 million and ($494) million, respectively.

    During 1995 and 1994, certain fixed maturities were carried at amortized cost in the financial statements. The change in net unrealized appreciation (depreciation) for such investments was ($14) million and ($1.2) billion during 1995 and 1994, respectively.

    E) NON-INCOME PRODUCING INVESTMENTS: At December 31, the carrying values of investments, including policyholder share, that were non-income producing during the preceding 12 months were as follows:

------------------------------------
(In millions)         1996      1995
------------------------------------
Fixed maturities      $ 52      $ 75
Mortgage loans          14        17
Real estate            172       234
------------------------------------
Total                 $238      $326
====================================

    F) DERIVATIVE FINANCIAL INSTRUMENTS: The Company's investment strategy is to manage the characteristics of investment assets, such as liquidity, currency, yield and duration, to reflect the underlying characteristics of the related insurance and contractholder liabilities, which vary among the Company's principal product lines. In connection with this investment strategy, the Company's use of derivative instruments, including interest rate and currency swaps, purchased options and futures contracts, is limited to hedging applications to minimize market risk.

    Hedge accounting treatment requires a probability of high correlation between the changes in the market value or cash flows of the derivatives and the hedged assets or liabilities. Under hedge accounting, the changes in market value or cash flows of the derivatives and the hedged assets or liabilities are recognized in net income in the same period. If the Company's use of derivatives does not qualify for hedge accounting treatment, the derivative is recorded at fair value and changes in its fair value are recognized in net income without considering changes in the hedged asset or liability.

    The Company routinely monitors, by individual counterparty, exposure to credit risk associated with swap and option contracts and diversifies the portfolio among approved dealers of high credit quality. Futures contracts are exchange-traded and, therefore, credit risk is limited since the exchange assumes the obligations. The Company manages legal risks by following industry standardized documentation procedures and by monitoring legal developments.

    Underlying contract, notional or principal amounts associated with derivatives at December 31 were as follows:

---------------------------------------
(In millions)            1996      1995
---------------------------------------
Interest rate swaps      $335      $508
Currency swaps            275       335
Purchased options         632         -
Futures                    45        22
---------------------------------------

     Under interest rate swaps, the Company agrees with other parties to periodically exchange the difference between variable rate and fixed rate asset cash flows to provide stable returns for related liabilities. The Company uses currency swaps (primarily Canadian dollars, pounds sterling and Swiss francs) to match the currency of investments to that of the associated liabilities. Under currency swaps, the parties exchange principal and interest amounts in two relevant currencies using agreed-upon exchange amounts.

    The net interest cash flows from interest rate and currency swaps are recognized currently as an adjustment to net investment income, and the fair value of these swaps is reported as an adjustment to the related investments.

    Using purchased options to reduce the effect of changes in interest rates or equity indexes on liabilities, the Company pays an up-front fee to receive cash flows from third parties when interest rates or equity indexes vary from specified levels. Purchased options that qualify for hedge accounting are recorded consistent with the related liabilities, at amortized cost plus adjustments based on current equity indexes, and income is reported as an adjustment to benefit expense. Purchased options are reported in other assets, and fees paid are amortized to benefit expense over their contractual periods. Purchased options with underlying notional amounts of $112 million at December 31, 1996 that are designated as hedges, but do not qualify for hedge accounting, are reported in other long-term investments at fair value with changes in fair value recognized as realized investment gains and losses.

    Interest rate futures are used to temporarily hedge against the changes in market values of bonds and mortgage loans to be purchased or sold. Under futures contracts, changes in the contract values are settled in cash daily with the exchange on which the instrument is traded. These changes in contract values are deferred and recorded as adjustments to the carrying value of the related bond or mortgage loan. Deferred gains and losses are amortized into net investment income over the life of the investments purchased or are recognized in full as realized investment gains and losses if investments are sold. Gains and losses on futures contracts deferred in anticipation of investment purchases were immaterial at December 31, 1996 and 1995.

    The effects of interest rate and currency swaps, purchased options and futures on the components of net income for 1996, 1995 and 1994 were not material.

    As of December 31, 1996 and 1995, the Company's variable interest rate investments consisted of approximately $1.3 billion and $1.4 billion of fixed maturities, respectively. As of December 31, 1996 and 1995, the Company's fixed interest rate investments consisted of $19.5 billion and $20.6 billion, respectively, of fixed maturities, and $10.2 billion and $10.0 billion, respectively, of mortgage loans.

    G) OTHER: As of December 31, 1996 and 1995, the Company had no concentration of investments in a single investee exceeding 10% of Shareholder's Equity.

NOTE 4 - INVESTMENT INCOME AND GAINS AND LOSSES

    A) NET INVESTMENT INCOME: The components of net investment income, including policyholder share, for the year ended December 31 were as follows:

---------------------------------------------------------------
(In millions)                      1996        1995        1994
---------------------------------------------------------------
Fixed maturities                 $1,647      $1,663      $1,596
Equity securities                   -            15          20
Mortgage loans                      921         866         776
Policy loans                        548         499         365
Real estate                         227         301         291
Other long-term investments          23          33          23
Short-term investments               35          46           8
                                 ------      ------      ------
                                  3,401       3,423       3,079
Less investment expenses            202         285         274
---------------------------------------------------------------
Net investment income            $3,199      $3,138      $2,805
===============================================================

    Net investment income attributable to policyholder contracts, which is included in the Company's revenues and is primarily offset by amounts included in Benefits, Losses and Settlement Expenses, was approximately $1.8 billion for 1996 and 1995, and $1.5 billion for 1994 . Net investment income for separate accounts, which is not reflected in the Company's revenues, was $1.1 billion, $885 million and $693 million for 1996, 1995 and 1994, respectively.

    As of December 31, 1996, fixed maturities and mortgage loans on non-accrual status, including policyholder share, were $160 million and $360 million, including restructured investments of $88 million and $304 million, respectively. As of December 31, 1995, fixed maturities and mortgage loans on non-accrual status, including policyholder share, were $149 million and $523 million, including restructured investments of $105 million and $447 million, respectively. If interest on these investments had been recognized in accordance with their original terms, net income would have been increased by $15 million, $18 million and $14 million in 1996, 1995 and 1994, respectively.

    B) REALIZED INVESTMENT GAINS AND LOSSES: Realized gains and losses on investments, excluding policyholder share, for the year ended December 31 were as follows:

---------------------------------------------------------------------
(In millions)                                1996       1995     1994
---------------------------------------------------------------------
Realized investment gains (losses):
   Fixed maturities                         $ 11       $(10)      $ 4
   Equity securities                           1          5         2
   Mortgage loans                            (12)        (5)        -
   Real estate                                15          4        15
   Other                                      22         (1)        6
                                            ----       ----       ---
                                              37         (7)       27
Income tax expenses (benefits)                17         (2)       12
---------------------------------------------------------------------
Net realized investment gains (losses)      $ 20       $ (5)      $15
=====================================================================

    Realized investment gains and losses include impairments in the value of investments, net of recoveries, of $40 million, $27 million and $33 million in 1996, 1995 and 1994, respectively.

    Realized investment gains (losses) for separate accounts, which are not reflected in the Company's revenues, were $305 million, $412 million and ($51) million for the years ended December 31, 1996, 1995 and 1994, respectively. Realized investment gains (losses) attributable to policyholder contracts, which also are not reflected in the Company's revenues, were $82 million and ($6) million for the years ended December 31, 1996 and 1995, respectively. There were no realized investment gains (losses) attributable to policyholder contracts for the year ended December 31, 1994.

    Sales of available-for-sale fixed maturities and equity securities, including policyholder share, for the year ended December 31 were as follows:

--------------------------------------------------------------
(In millions)                 1996          1995          1994
--------------------------------------------------------------
Proceeds from sales        $ 4,236       $ 1,667       $ 2,116
Gross gains on sales       $   146       $    78       $    73
Gross losses on sales      $   (70)      $   (53)      $   (70)
--------------------------------------------------------------

    Prior to the SFAS No. 115 reclassification described in Note 2(B), $171 million of fixed maturities classified as held-to-maturity, including policyholder share, were transferred to the available-for-sale category in 1995 with no material effect on Shareholder's Equity.

NOTE 5 - SHAREHOLDER'S EQUITY AND DIVIDEND RESTRICTIONS

    The Connecticut Insurance Department (the Department) recognizes as net income and surplus (shareholder's equity) those amounts determined in conformity with statutory accounting practices prescribed or permitted by the Department, which differ in certain respects from generally accepted accounting principles. As of December 31, 1996, there were no permitted accounting practices utilized by the Company that were materially different from those prescribed by the Department.

    Capital stock of the Company at December 31, 1996 and 1995 consisted of 5,978,322 shares of common stock authorized, issued and outstanding (par value $5.00).

    The Company's statutory net income was $611 million, $390 million and $428 million for 1996, 1995 and 1994, respectively. Statutory surplus was $2.1 billion at December 31, 1996 and 1995. The Connecticut Insurance Holding Company Act limits the amount of annual dividends or other distributions available to shareholders of Connecticut insurance companies without the Department's prior approval. During 1996, the Company paid a total of $600 million in dividends to its Parent, of which $200 million received prior approval from the Department in accordance with requirements.

Under current law, the maximum dividend distribution that may be made by the Company during 1997 without prior approval is $629 million. The amount of restricted net assets as of December 31, 1996 was approximately $3.5 billion.

NOTE 6 - INCOME TAXES

    The Company's net deferred tax asset of $639 million and $403 million as of December 31, 1996 and 1995, respectively, reflects management's belief that the Company's taxable income in future years will be sufficient to realize the net deferred tax asset based on the Company's earnings history and its future expectations. In determining the adequacy of future taxable income, management considered the future reversal of its existing taxable temporary differences and available tax planning strategies that could be implemented, if necessary.

    In accordance with the Life Insurance Company Income Tax Act of 1959, a portion of the Company's statutory income was not subject to current income taxation but was accumulated in an account designated Policyholders' Surplus Account. Under the Tax Reform Act of 1984, no further additions may be made to the Policyholders' Surplus Account for tax years ending after December 31, 1983. The balance in the account of approximately $450 million at December 31, 1996 would result in a tax liability of $158 million only if distributed to the shareholder or if the account balance exceeded a prescribed maximum. No income taxes have been provided on this amount because, in management's opinion, the likelihood that these conditions will be met is remote.

    CIGNA's federal income tax returns are routinely audited by the Internal Revenue Service (IRS), and provisions are made in CIGNA's financial statements in anticipation of the results of these audits.

    In management's opinion, adequate tax liabilities have been established for all years.

    The tax effect of temporary differences which give rise to deferred income tax assets and liabilities as of December 31 were as follows:

--------------------------------------------------------------------
(In millions)                                         1996      1995
--------------------------------------------------------------------
Deferred tax assets:
  Other insurance and contractholder liabilities      $387      $324
  Employee and retiree benefit plans                   177       176
  Investments, net                                     228       225
  Other                                                 74        72
                                                      ----      ----
  Total deferred tax assets                            866       797
                                                      ----      ----
Deferred tax liabilities:
  Policy acquisition expenses                           21        25
  Depreciation                                          88        97
  Unrealized appreciation on investments               118       272
                                                      ----      ----
  Total deferred tax liabilities                       227       394
--------------------------------------------------------------------
Net deferred income tax asset                         $639      $403
====================================================================

    Total income taxes for the year ended December 31 were less than the amount computed using the nominal federal income tax rate of 35% for the following reasons:

--------------------------------------------------------------------
(In millions)                           1996        1995        1994
--------------------------------------------------------------------
Tax expense at nominal rate            $ 305       $ 266       $ 271
Tax-exempt interest income                (5)         (6)         (7)
Dividends received deduction              (7)         (7)         (3)
Amortization of goodwill                   4           4           4
Resolved federal tax audit issues        -           -            (2)
Other                                     16         -             2
--------------------------------------------------------------------
Total income taxes                     $ 313       $ 257       $ 265
====================================================================

NOTE 7 - PENSION AND OTHER POSTRETIREMENT AND POSTEMPLOYMENT
BENEFITS PLANS

    A) PENSION PLANS: The Company provides retirement benefits to eligible employees and agents. These benefits are provided through a plan sponsored by CIGNA covering most domestic employees (the Plan) and by several separate pension plans for various subsidiaries, agents and foreign employees.

    The Plan is a non-contributory, defined benefit, trusteed plan available to eligible domestic employees. Benefits are based on employees' years of service and compensation during the highest three or, if service commenced after December 31, 1988, five consecutive years of employment, offset by a portion of the Social Security benefit for which they are eligible. CIGNA funds at least the minimum amount required by the Employee Retirement Income Security Act of 1974. Allocated pension cost for the Company was $26 million, $23 million and $31 million in 1996, 1995 and 1994, respectively.

    The Plan, and several separate pension plans for various subsidiaries and agents, had deposits with the Company totalling approximately $2.2 billion and $2.0 billion at December 31, 1996 and 1995, respectively.

    B) OTHER POSTRETIREMENT BENEFITS PLANS: In addition to providing pension benefits, the Company provides certain health care and life insurance benefits to retired employees, spouses and other eligible dependents through various plans sponsored by CIGNA. A substantial portion of the Company's employees may become eligible for these benefits upon retirement. CIGNA's contributions for health care benefits depend upon a retiree's date of retirement, age, years of service and other cost-sharing features, such as deductibles and coinsurance. Under the terms of the benefit plans, benefit provisions and cost-sharing features can be adjusted. In general, retiree health care benefits are not funded by CIGNA, but are paid as covered expenses are incurred. Retiree life insurance benefits are paid from plan assets or as covered expenses are incurred.

    In 1996, CIGNA amended its health care plan for certain current and future retirees effective January 1, 1997, whereby health benefits will be provided primarily through CIGNA's managed care networks in exchange for a fixed reimbursement amount per retiree from Medicare. The effect of the plan amendment was to reduce CIGNA's other postretirement benefit liability by $110 million. The reduction of the liability is being amortized into income over the average remaining employee service period, approximately 17 years, through a reduction of the expense for postretirement benefits other than pensions allocated to the Company.

    An employer's postretirement benefit liability is primarily measured by determining the present value of the projected future costs of health benefits based on an estimate of health care cost trend rates. Expense for postretirement benefits other than pensions allocated to the Company totalled $16 million for 1996, $20 million for 1995 and $28 million for 1994. The other postretirement benefit liability included in Accounts Payable, Accrued Expenses and Other Liabilities as of December 31, 1996 and 1995 was $424 million and $427 million, including net intercompany payables of $40 million and $28 million, respectively, for services provided by affiliates' employees.

    C) OTHER POSTEMPLOYMENT BENEFITS: The Company provides certain salary continuation (severance and disability), health care and life insurance benefits to inactive and former employees, spouses and other eligible dependents through various employee benefit plans sponsored by CIGNA.

    Although severance benefits accumulate with additional service, the Company recognizes severance expense when severance is probable and the costs can be reasonably estimated. Postemployment benefits other than severance generally do not vest or accumulate; therefore, the estimated cost of benefits is accrued when determined to be probable and estimable, generally upon disability or termination. See Note 10 for additional information regarding severance accrued as part of cost reduction initiatives.

    D) CAPITAL ACCUMULATION PLANS: CIGNA sponsors various capital accumulation plans in which employee contributions on a pre-tax basis (401(k)) are supplemented by CIGNA matching contributions. Contributions are invested, at the election of the employee, in one or more of the following investments: CIGNA common stock fund, several non-CIGNA stock and bond portfolios and a fixed-income fund. The Company's allocated expense for such plans totaled $16 million for 1996 and $14 million for each of 1995 and 1994.

NOTE 8 - REINSURANCE

    In the normal course of business, the Company enters into agreements, primarily relating to short- duration contracts, to assume and cede reinsurance with other insurance companies. Reinsurance is ceded primarily to limit losses from large exposures and to permit recovery of a portion of direct losses, although ceded reinsurance does not relieve the originating insurer of liability. The Company evaluates the financial condition of its reinsurers and monitors concentrations of credit risk arising from similar geographic regions, activities, or economic characteristic of its reinsurers.

    Failure of reinsurers to indemnify the Company, as a result of reinsurer insolvencies and disputes, could result in losses. As of December 31, 1996 and 1995 there were no allowances for uncollectible amounts. While future charges for unrecoverable reinsurance may materially affect results of operations in future periods, such amounts are not expected to have a material adverse effect on the Company's liquidity or financial condition.

    The effects of reinsurance on net earned premiums and fees for the year ended December 31 were as follows:


---------------------------------------------------------------------
(In millions)                        1996          1995          1994
---------------------------------------------------------------------
SHORT-DURATION CONTRACTS
Premiums and fees:
  Direct                          $ 3,709       $ 3,374       $ 3,419
  Assumed                             571           818           716
  Ceded                              (193)         (391)         (291)
---------------------------------------------------------------------
Net earned premiums and fees      $ 4,087       $ 3,801       $ 3,844
=====================================================================

LONG-DURATION CONTRACTS
Premiums and fees:
  Direct                          $ 1,228       $ 1,189       $ 1,068
  Assumed                             165           127           126
  Ceded                              (166)         (119)          (78)
---------------------------------------------------------------------
Net earned premiums and fees      $ 1,227       $ 1,197       $ 1,116
=====================================================================

    The effects of reinsurance on written premiums and fees for short-duration contracts were not materially different from the amounts shown in the above table. Benefits, losses and settlement expenses for 1996, 1995 and 1994 were net of reinsurance recoveries of $359 million, $442 million and $415 million, respectively.

NOTE 9 - LEASES AND RENTALS

    Rental expenses for operating leases, principally with respect to buildings, amounted to $68 million, $60 million and $62 million in 1996, 1995 and 1994, respectively.

    As of December 31, 1996, future net minimum rental payments under non-cancelable operating leases were $128 million, payable as follows: 1997 - $42 million; 1998 - $31 million; 1999 - $27 million; 2000 - $13 million; 2001 -
$6 million; and $9 million thereafter.

NOTE 10 - SEGMENT INFORMATION

    The Company operates principally in three segments: Employee Life and Health Benefits, Employee Retirement and Savings Benefits, and Individual Financial Services. Other Operations consists principally of the results of the Company's settlement annuity business.

    Summarized financial information with respect to the business segments for the year ended and as of December 31 was as follows:

------------------------------------------------------------------------------------
(In millions)                                     1996           1995           1994
------------------------------------------------------------------------------------
REVENUES
Employee Life and Health Benefits             $  4,510       $  4,243       $  4,194
Employee Retirement and Savings Benefits         1,899          1,914          1,887
Individual Financial Services                    1,950          1,800          1,546
Other Operations                                   200            181            173
------------------------------------------------------------------------------------
Total                                         $  8,559       $  8,138       $  7,800
------------------------------------------------------------------------------------

INCOME (LOSS) BEFORE INCOME TAXES
Employee Life and Health Benefits             $    287       $    294       $    323
Employee Retirement and Savings Benefits           293            232            258
Individual Financial Services                      298            252            237
Other Operations                                    (8)           (17)           (44)
------------------------------------------------------------------------------------
Total                                         $    870       $    761       $    774
------------------------------------------------------------------------------------

IDENTIFIABLE ASSETS
Employee Life and Health Benefits             $  7,065       $  7,629       $  7,197
Employee Retirement and Savings Benefits        40,122         37,609         33,588
Individual Financial Services                   17,930         16,189         12,612
Other Operations                                 2,398          2,569          2,111
------------------------------------------------------------------------------------
Total                                         $ 67,515       $ 63,996       $ 55,508
------------------------------------------------------------------------------------

    During 1995, the Company recorded a $13 million pre-tax charge, included in Other Operating Expenses, for cost reduction initiatives in the Employee Life and Health Benefits segment. The charge consisted primarily of severance-related expenses representing costs associated with nonvoluntary employee terminations covering approximately 1,100 employees. The cash outlays associated with the restructuring initiatives began in the third quarter of 1995 and will continue through 1997, with $6 million paid in 1996. As of December 31, 1996, $7 million of severance was paid to 625 terminated employees. The Company has funded, and will continue to fund, these costs through liquid assets, and such funding has not and will not have a material adverse effect on its liquidity.

NOTE 11 - CONTINGENCIES

    A) FINANCIAL GUARANTEES: The Company is contingently liable for financial guarantees provided in the ordinary course of business on the repayment of principal and interest on certain industrial revenue bonds. The contractual amounts of financial guarantees reflect the Company's maximum exposure to credit loss in the event of nonperformance. To limit the Company's exposure in the event of default of any guaranteed obligation, various programs are in place to ascertain the creditworthiness of guaranteed parties and to monitor this status on a periodic basis.

    The industrial revenue bonds guaranteed directly by the Company have remaining maturities of up to 19 years. The guarantees provide for payment of debt service only as it becomes due; consequently, an event of default would not cause an acceleration of scheduled principal and interest payments. The principal amount of the bonds guaranteed by the Company at December 31, 1996 and 1995 was $234 million and $266 million, respectively. Revenues in connection with industrial revenue bond guarantees are derived principally from equity participations in the related projects and are included in Net Investment Income as earned. Loss reserves for financial guarantees are established when a default has occurred or when the Company believes that a loss has been incurred. During 1994, losses for industrial revenue bonds were $1 million. There were no such losses in 1996 and 1995.

    The Company also guarantees a minimum level of benefits for certain separate account contracts and, in the event that separate account assets are insufficient to fund minimum policy benefits, the Company is obligated to fund the difference. As of December 31, 1996 and 1995, the amount of minimum benefit guarantees for separate account contracts was $4.9 billion and $5.1 billion, respectively. Reserves in addition to the separate account liabilities are established when the Company believes a payment will be required under one of these guarantees. No such reserves were required as of December 31, 1996 and 1995. Guarantee fees are part of the overall management fee charged to separate accounts and are recognized in income as earned.

    Although the ultimate outcome of any loss contingencies arising from the Company's financial guarantees may adversely affect results of operations in future periods, they are not expected to have a material adverse effect on the Company's liquidity or financial condition.

    B) REGULATORY AND INDUSTRY DEVELOPMENTS: The Company's businesses are subject to a changing social, economic, legal, legislative and regulatory environment that could affect them. Some of the changes include initiatives to: change certain federal corporate tax laws; restrict insurance pricing and the application of underwriting standards; reform health care; and expand regulation. Some of the more significant issues are discussed below.

    In August 1996, Congress passed legislation that phases out over a three-year period the tax deductibility of policy loan interest for most leveraged corporate-owned life insurance (COLI) products. For 1996, 31% of revenues and 29% of operating income for the Individual Financial Services segment were from leveraged COLI products that are affected by this legislation. The effect of the legislation on this segment's income is not expected to be material through 1998. Beginning in 1999, the effect of the legislation is uncertain; however, it could have a material adverse effect on the segment's income. The Company does not expect this legislation to have a material effect on its consolidated results of operations, liquidity or financial condition.

    The Company expects proposals for federal and state legislation seeking some health care insurance reforms. Due to uncertainties associated with the timing and content of any health care legislation, the effect on the Company's future results of operations, liquidity or financial condition cannot be reasonably estimated at this time.

    The National Association of Insurance Commissioners is currently developing standardized statutory accounting principles, which are scheduled to take effect in 1999. The effect on the Company's statutory net income, surplus and liquidity cannot be reasonably estimated at this time.

    In recent years, the number of insurance companies that are impaired or insolvent has increased. This is expected to result in an increase in mandatory assessments by state guaranty funds of, or voluntary payments by, solvent insurance companies to cover losses to policyholders of insolvent or rehabilitated companies. Mandatory assessments, which are subject to statutory limits, can be partially recovered through a reduction in future premium taxes in some states. The Company recorded pre-tax charges of $53.9 million, $37.0 million and $27.9 million for 1996, 1995 and 1994, respectively, for guaranty fund assessments that can be reasonably estimated before giving effect to future premium tax recoveries. Although future assessments and payments may adversely affect results of operations in future periods, such amounts are not expected to have a material adverse effect on the Company's liquidity or financial condition.

    The eventual effect on the Company of the changing environment in which it operates remains uncertain.

    C) LITIGATION: The Company is routinely engaged in litigation incidental to its business. While the outcome of all litigation involving the Company, including insurance-related litigation, cannot be determined, litigation is not expected to result in losses that differ from recorded reserves by amounts that would be material to results of operations, liquidity or financial condition.

NOTE 12 - RELATED PARTY TRANSACTIONS

    The Company has assumed the settlement annuity and group pension business written by Life Insurance Company of North America (LINA), an affiliate. Reserves held by the Company with respect to this business were $1.7 billion at December 31, 1996 and 1995.

    The Company cedes long-term disability business to LINA. Reinsurance recoverables from LINA at December 31, 1996 and 1995 were $917 million and $973 million, respectively.

    The Company had lines of credit available from affiliates totaling $600 million at both December 31, 1996 and 1995. All borrowings are payable upon demand with interest rates equivalent to CIGNA's average monthly short-term borrowing rate plus 1/4 of 1%. Interest expense was $1 million for 1996, 1995 and 1994. As of December 31, 1996 and 1995, there were no borrowings outstanding under such lines.

    The Company extended lines of credit to affiliates totalling $600 million at December 31, 1996 and 1995. All loans are payable upon demand with interest rates equivalent to CIGNA's average monthly short-term borrowing rate. There were no amounts outstanding as of December 31, 1996 or 1995.

    The Company, together with other CIGNA subsidiaries, has entered into a pooling arrangement known as the CIGNA Corporate Liquidity Account (the Account) for the purpose of maximizing earnings on funds available for short-term investments. Withdrawals from the Account, up to the total amount of the participant's investment in the Account, are allowed on a demand basis. As of December 31, 1996 and 1995, the Company had a balance in the Account of $80 million and $212 million, respectively.

    CIGNA allocates to the Company its share of operating expenses incurred at the corporate level. The Company also allocates a portion of its operating expenses to affiliated companies on whose behalf it performs certain administrative services.

                                  ILLUSTRATIONS

The following tables show how cash value and death benefit would change over an extended period of time assuming uniform hypothetical investment performances of 0%, 6%, and 12%. If the actual investment performance were to average 0%, 6%, or 12% but were to vary up and down over the period illustrated, the actual cash values and death benefits would vary from those illustrated in the following tables.

These illustrations assume that, over the period illustrated, there are no policy loans made; no partial surrenders are made; no changes are made in the face amount of coverage; no optional coverages, riders or benefits are purchased; no premium payments are made other than the monthly premiums specified in the illustration; no allocation is made to the Fixed Account; no transfers of cash value between Fund Accounts are made beyond 12 per year; monthly cost of insurance charges are as illustrated during each policy year; and the illustrations are based on the specified face amount, age, and premium payments.

Current value illustrations use rates from Section 79 of the Internal Revenue Code with linear interpolation between central ages, and assume the following charges; i) mortality and expense charges of 0.45% effective annual rate assessed daily on the aggregate cash value invested in the Fund Accounts, ii) premium load of 3.00% applied to each premium payment as it is received, iii) monthly administrative fees of $2.20 per month for the duration of the period illustrated plus $1.05 per month for each month in which the Net Cash Value does not exceed $10,000.

Guaranteed illustrations use rates equal to the maximum rates in the Policy based on 150% of the 1980 CSO Male Mortality Table, and assume the following charges: i) mortality and expense charges of 0.90% effective annual rate assessed daily on the aggregate cash value invested in the Fund Accounts, ii) premium load of 5.00% applied to each premium payment as it is received, iii) monthly administrative fees of $5.00 per month for the duration of the period illustrated plus $1.00 per month for each month in which the Net Cash Value does not exceed $10,000.


The last column of the tables shows the amount which would accumulate if an amount equal to each premium payment illustrated were invested, and earned interest, after taxes, at 5% per year compounded annually.

Illustrated values and benefits take into account investment management fees and other expenses of the underlying funds. These investment management fees and other expenses of the underlying funds are illustrated at an assumed effective annual rate of 0.65% of the aggregate cash value in the Fund Accounts.

At present, CIGNA Variable Products Group has agreed to limit total expenses for the investment management fees plus other expenses for the Money Market Fund to 0.50% effective annual charge and for the S&P 500 Index Fund to 0.25% effective annual charge. Although this agreement may end at any time, CIGNA Variable Products Group has represented that this cap on expenses will continue until May 1, 1998, and beyond that date, expenses will be as described in the then current prospectuses of the Money Market Fund and the S&P 500 Index Fund.


Investment management fees and other expenses may be more or less than the assumed rate used for illustration purposes depending upon the allocations made by the Certificate Owner.

The illustrations assume that no federal, state, or local income tax will be charged to CG Variable Life Insurance Separate Account A.


Taking into account the investment management fees and the other expenses of the funds, as described above, the mortality and expense risk charges, the gross rates of return of 0%, 6%, and 12% correspond to actual rates of return of -1.10%, 4.90%, and 10.90% based on the current charge for mortality and expense risks, and to -1.55%, 4.45%, and 10.45% based on the guaranteed maximum charge for mortality and expense risks.

Upon request, the Company will provide comparable illustrations based upon the age of the requesting insured and illustrating the face amount and premium payment requested by the insured. The Company will provide illustrations based on current charges and costs of insurance as well as illustrations based on maximum certificate charges and costs of insurance.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933, the registrant, CG Variable Life Insurance Separate Account A, certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to rule 485 (b) under the Securities Act of 1933, and has duly caused this amendment to its registration statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal to be hereunto affixed and attested, all in the city of Philadelphia and the Commonwealth of Pennsylvania on the ____ day of April, 1997.


(SEAL)                                 CG VARIABLE LIFE INSURANCE
                                       SEPARATE ACCOUNT A
                                       --------------------------
                                       (Registrant)


(SEAL)                                 CONNECTICUT GENERAL LIFE
                                       INSURANCE COMPANY
                                       --------------------------
                                       (Depositor)

                                       BY:   /S/ JEROLD H. ROSENBLUM
                                             -----------------------

ATTEST:
        ---------------------

        ---------------------
        Title

Pursuant to the requirements of the Securities Act of 1933, this amendment to the registration statement has been signed below by the following persons in the capacities and on the date indicated.


         SIGNATURE AND TITLE                           DATE
         -------------------                           ----
/s/ THOMAS C. JONES *
---------------------------------------------
Thomas C. Jones
President (Principal Executive Officer)

/s/ JAMES T. KOHAN *
---------------------------------------------
James T. Kohan
Vice President and Actuary
(Principal Financial Officer)

/s/ ROBERT MOOSE *
---------------------------------------------
Robert Moose
Vice President (Principal Accounting Officer)

/s/ HAROLD W. ALBERT *
---------------------------------------------
Harold W. Albert, Director

/s/ ROBERT W. BURGESS *
---------------------------------------------
Robert W. Burgess, Director

/s/ JOHN G. DAY *
---------------------------------------------
John G. Day, Director

/s/ JOSEPH M. FITZGERALD *
---------------------------------------------
Joseph M. Fitzgerald, Director

/s/ H. EDWARD HANWAY *
---------------------------------------------
H. Edward Hanway, Director

/s/ CAROL M. OLSEN *
---------------------------------------------
Carol M. Olsen, Director

/s/ JOHN E. PACY *
---------------------------------------------
John E. Pacy, Director

/s/ MARC L. PREMINGER *
---------------------------------------------
Marc L. Preminger, Director

/s/ ARTHUR C. REEDS, III *
---------------------------------------------
Arthur C. Reeds, III, Director

/s/ PATRICIA L. ROWLAND *
---------------------------------------------
Patricia L. Rowland, Director

/s/ W. ALLEN SCHAFFER, M.D. *
---------------------------------------------
W. Allen Schaffer, M. D., Director

 *BY:    /s/ JEROLD H. ROSENBLUM
         ------------------------------------
         JEROLD H. ROSENBLUM
         Attorney-in-Fact

PART II

         INFORMATION NOT REQUIRED IN PROSPECTUS UNDERTAKING TO FILE
         REPORTS

         Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

         RULE 484 UNDERTAKING


         The following provisions regarding the Indemnification of Directors and Officers of the Registrant are applicable:

         Connecticut Law: Except where an applicable insurance policy is procured, Connecticut General Statutes ("C.G.S.") Section 33-320a is the sole source of indemnification rights for directors and officers of Connecticut corporations and for persons who may be deemed to be controlling persons by reason of their status as a shareholder, director, officer, employee or agent of a Connecticut corporation. Under C.G.S. Section 33-320a, a corporation shall indemnify any director or officer who was or is a party, or was threatened to be made a party, to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter referred to as "proceeding") by virtue of the fact that he or the person whose legal representative he is: (i) is or was a director or officer of the corporation; (ii) while a director or an officer of the corporation, is or was serving at the request of the corporation as a director, officer, partner, trustee, employee or agent of another foreign or domestic corporation, partnership, joint venture, trust or other enterprise (hereinafter referred to as "enterprise"), other than an employee benefit plan or trust; or (iii) while a director or an officer of the corporation, is or was a director or officer serving at the request of the corporation as a fiduciary of an employee benefit plan or trust maintained for the benefit of employees of the corporation or any other enterprise, against "covered expenditures" if (and only if) his conduct met the applicable statutory eligibility standard.The types of expenditures which are covered and the statutory eligibility standard vary according to the type of proceeding to which the director or officer is or was a party or was threatened to be made a party.

         According to C.G.S. Section 33-320a, in non-derivative proceedings other than ones brought in connection with an alleged claim based upon the purchase or sale by a director or officer of securities of the corporation or of another enterprise, which the director or officer serves or served at the request of the corporation, the corporation shall indemnify a director or officer against judgments, fines, penalties, amounts paid in settlement and reasonable expenses, including attorney's fees, actually incurred by him in connection with the proceeding, or any appeal therein,

         IF AND ONLY IF he acted (i) in good faith and (ii) in a manner he reasonably believed to be in the best interests of the corporation or, in the case of a person serving as a fiduciary of any employee benefit plan or trust, in a manner he reasonably believed to be in the best interests of the corporation or in the best interest of the participants and beneficiaries of such employee benefit plan or trust and consistent with the provisions of such employee benefit plan or trust. However, where the proceeding brought is criminal in nature, C.G.S. Section 33-320a requires that the director or officer must satisfy the additional condition that he had no reasonable cause to believe that his conduct was unlawful in order to be indemnified. A director or officer also will be entitled to indemnification as described above if (i) he is successful on the merits in the defense of any non-derivative proceeding brought against him or (ii) a court shall have determined that in view of all the circumstances he is fairly and reasonably entitled to be indemnified. The decision about whether the director or officer qualifies for indemnification under C.G.S. Section 33-320a may be made (i) in writing by a majority of those members of the board of directors who were not parties to the proceeding in question, (ii) in writing by independent legal counsel selected by a consent in writing signed by a majority of those directors who were not parties to the proceeding, or (iii) by the shareholders of the corporation at a special or annual meeting by an affirmative vote of at least a majority of the voting power of shares not owned by parties to the proceeding. A director or officer also may apply to a court of competent jurisdiction for indemnification even though he previously applied to the board, independent legal counsel or the shareholders and his application for indemnification was rejected.

         For purposes of C.G.S. Section 33-320a, the termination of any proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent shall not create, of itself, a presumption that the director or officer did not act in good faith or in a manner which that director or officer did not believe reasonably to be in the best interests of the corporation or of the participants and beneficiaries of an employee benefit plan or trust and consistent with the provisions of such plan or trust.

         Likewise, the termination of a criminal act or proceeding shall not create, of itself, a presumption that the director or officer had reasonable cause to believe that his conduct was unlawful.

         In non-derivative proceedings based on the purchase or sale of securities of the corporation or of another enterprise, which the director or officer serves or served at the request of the corporation, C.G.S. Section 33-320a provides that the corporation shall indemnify the director or officer only after a court shall have determined upon application that in view of all the circumstances, the director or officer is fairly and reasonably entitled to be indemnified. Furthermore, the expenditures for which the director or officer shall be indemnified shall be only such amount as the court determines to be appropriate.

         Pursuant to C.G.S. Section 33-320a, where a director or officer was or is a party or was threatened to be made a party to a derivative proceeding, the corporation shall indemnify him against expenses, including attorneys' fees, actually and reasonably incurred by him in connection with the proceeding or any appeal therein, in relation to matters as to which he is finally adjudged not to have breached his duty to the corporation. The corporation also shall indemnify a director or officer where the court determines that, in view of all the circumstances, such person is fairly and reasonably entitled to be indemnified; however, in such a situation, the individual shall be indemnified only for such amount as the court determines to be appropriate. Furthermore, the statute provides that the corporation shall not indemnify a director or officer for amounts paid to the corporation, to a plaintiff or to counsel for a plaintiff in settling or otherwise disposing of a threatened or pending action, with or without court approval, or for expenses incurred in defending a threatened action or a pending action which is settled or otherwise disposed of without court approval.

         C.G.S. Section 33-320a also provides that expenses incurred in defending a proceeding may be paid by the corporation in advance of the final disposition of such proceeding upon authorization of the board of directors, provided said expenses are indemnifiable under the statute and the director or officer agrees to repay such amount if he is later found not entitled to indemnification by the corporation.

         Lastly, C.G.S. Section 33-320a is intended to be an exclusive statute. A corporation established under Connecticut statute cannot indemnify a director or officer (other than a director or officer who is or was serving at the request of the corporation as a director, officer, partner, trustee, employee or agent of another enterprise), to an extent either greater or less than that authorized by the statute, and any provision in the certificate of incorporation, the by-laws, a shareholder or director resolution, or agreement or otherwise that is inconsistent with the statute is invalid. Notwithstanding the above, C.G.S. Section 33-320a specifically authorizes a corporation to procure insurance providing greater indemnification rights than those set out in the statute the premium cost of which may be shared with the director or officer on such basis as may be agreed upon.

         The directors and officers may also be covered by an errors and omissions or other insurance policies. The Bylaws of CIGNA Corporation provide that any person who at any time serves as a director or officer of the Company or any majority owned ultimate subsidiary of CIGNA Corporation shall be indemnified or reimbursed against and for any and all claims for which they become subject by reason of such service.

         Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.



         REPRESENTATIONS UNDER SECTION 26 (e) OF THE INVESTMENT COMPANY ACT OF 1940






         The fees and charges under the Policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

                  CONTENTS OF REGISTRATION STATEMENT

                  This Registration Statement is comprised of the following documents:

                  The Facing Sheet.


                  The Prospectus consisting of 79 pages.


                  The undertaking to file reports.


                  The undertaking pursuant to Rule 484 under the Securities Act of 1933.

                  The signatures.

                  Powers of Attorney.

                  The following Exhibits:

                  1. The following Exhibits correspond to those required by Paragraph A of the instructions as to Exhibits in Form N-8B-2:


                      A. (1) Resolution of Board of Directors of Connecticut General Life Insurance Company establishing the Separate Account. Incorporated by reference to Exhibit 1 A (1) Registration Statement on Form S-6 (File Number 33-609670) filed July 11, 1995 by CG Variable Life Insurance Separate Account A as Registrant and Connecticut General Life Insurance Company as Depositor. )


                              (2)   Not Applicable.

                              (3)   Distributing contracts:


                                    (a)      Distribution Agreement between
                                             Connecticut General Life Insurance
                                             Company and CIGNA Financial
                                             Advisors, Inc. - Incorporated by
                                             reference to Exhibit 3 (a)
                                             Registration Statement on Form S-6
                                             (File Number 33-609670) filed July
                                             11, 1995 by CG Variable Life
                                             Insurance Separate Account A as
                                             Registrant and Connecticut General
                                             Life Insurance Company as
                                             Depositor.


                                    (b)      Not Applicable.

                                    (c)      Not Applicable.

                              (4)   Not Applicable.

                              (5)   Group Variable Universal Life
                                    Insurance Policy


                              (6)   (a)      Certificate of Incorporation of
                                             Connecticut General Life
                                             Insurance Company -Incorporated
                                             by Reference to Exhibit #6 (b)
                                             of Post Effective Amendment #1
                                             to Registration Statement on
                                             Form N-4 (File Number 33-83020)
                                             filed June 22, 1995 by CG
                                             Variable Annuity Separate
                                             Account II as Registrant and
                                             Connecticut General Life
                                             Insurance Company as Depositor.

                                    (b)      By-laws of Connecticut General
                                             Life Insurance Company -
                                             Incorporated by Reference to
                                             Exhibit #6 (b) of Post Effective
                                             Amendment #1 to Registration
                                             Statement on Form N-4 (File
                                             Number 33-83020) filed June 22,
                                             1995 by CG Variable Annuity
                                             Separate Account II as
                                             Registrant and Connecticut
                                             General Life Insurance Company
                                             as Depositor.


                              (7)   Not Applicable.


                              (8) Participation Agreements between Separate Account and underlying Investment Companies
                                    - Incorporated by reference to Exhibit 8 of Registration Statement on Form S-6 (File Number 33-609670) filed July 11, 1995 by CG

                                    Variable Life Insurance Separate Account A as Registrant and Connecticut General Life Insurance Company as Depositor.


                              (9)   Not Applicable.


                              (10)  Form of Application for Group Variable
                                    Universal Life Insurance Policy. -
                                    Incorporated by reference to Exhibit 10 to Pre-effective Amendment #2 to Registration Statement on Form S-6 (File Number 33-609670) filed December 22, 1995 by CG Variable Life Insurance Separate Account A as Registrant and Connecticut General Life Insurance Company as Depositor.


                              (11) Memorandum describing Connecticut General Life Insurance Company's issuance, transfer, and redemption procedures for the Policy Incorporated by reference to Exhibit 11 Registration Statement on Form S-6 (File Number 33-609670) filed December 22, 1995 by CG Variable Life Insurance Separate Account A as Registrant and Connecticut General Life Insurance Company as Depositor.


                      B.      (1)   Not Applicable.

                              (2)   Not Applicable.

                      C.      Not Applicable.


                  2. Opinion of Counsel as to the legality of the securities being registered.


                  3.  Not Applicable.

                  4.  Not Applicable.


                  5. Opinion and Consent of Benjamin Clement as to actuarial matters pertaining to the securities being registered.

                  6.  Consent of Price Waterhouse LLP .


                  7. Consent of counsel opining as to the legality of the securities being registered - see Exhibit 2.


                  8.  Opinion and consent of Jorden Burt Berenson & Johnson.

                CROSS REFERENCE TO ITEMS REQUIRED BY FORM N-8B-2

              N-8B-2 ITEM     CAPTION IN PROSPECTUS
              -----------     ---------------------
              1               Cover Page; The Separate Account and
                              the Fund Accounts

              2               Cover Page; The Company

              3               Not Applicable

              4               Distribution of Policies

              5               The Separate Account and The Fund
                              Accounts

              6               Not Applicable

              7               Not Applicable

              8               Financial Statements

              9               Legal Proceedings

              10              Highlights; Full Surrender; Partial
                              Surrender; Right-to-Examine Period;
                              Conversion; Transfers; The Separate
                              Account and the Fund Accounts; Voting
                              Rights; Lapse; Right to Take Action
                              Regarding the Separate Account;
                              Premium Payments

              11              The Separate Account and The Fund
                              Accounts; The Funds

              12              Cover Page; The Separate Account and
                              The Fund Accounts; The Funds

              13              Cover Page; Highlights; Charges and
                              Fees

              14              Highlights; Eligibility

              15              Premium Payments; Charges and Fees

              16              The Funds

              17              Surrender, Lapse, and Reinstatement;
                              Transfers; Right to Examine Period;
                              Certificate Loans

              18              Tax Matters

              19              Reports to Certificate holders

              N-8B-2 ITEM     CAPTION IN PROSPECTUS
              -----------     ---------------------
              20              Not Applicable

              21              Certificate Loans

              22              Not Applicable

              23              Not Applicable

              24              Incontestability; Suicide;
                              Misstatement of Age

              25              The Company

              26              Fund Participation Agreements

              27              The Company

              28              Directors and Officers

              29              The Company

              30              Not Applicable

              31              Not Applicable

              32              Not Applicable

              33              Not Applicable

              34              Not Applicable

              35              The Company

              36              Not Applicable

              37              Not Applicable

              38              Distribution of Policies

              39              Distribution of Policies

              40              Not Applicable

              41              Distribution of Policies

              42              Not Applicable

              43              Not Applicable

              44              The Separate Account and The Fund
                              Accounts; Account Certificates; The
                              Funds; Charges and Fees

              N-8B-2 ITEM     CAPTION IN PROSPECTUS
              -----------     ---------------------
              45              Not Applicable

              46              The Separate Account and The Fund
                              Accounts; Certificate Values; The
                              Funds; Surrender, Lapse and
                              Reinstatement; Charges and Fees

              47              Premium Payments; The Funds

              48              Not Applicable

              49              Not Applicable

              50              Not Applicable

              51              Cover Page; Highlights; Eligibility;
                              Coverage Amount; Termination,
                              Continuation, and Conversion; Premium
                              Payments

              52              The Funds; Substitution or
                              Elimination of  Securities

              53              Tax Matters

              54              Not Applicable

              55              Not Applicable

              56              Not Applicable

              57              Not Applicable

              58              Not Applicable

              59              Financial Statements